United Realty Trust Incorporated 10-Q

Exhibit 10.18

GAP PROMISSORY NOTE

$3,553,739.49

March 29, 2013
New York, New York

FOR VALUE RECEIVED, the undersigned **2520 TILDEN FEE, LLC ("Borrower"** or **"the undersigned")**, a Delaware limited liability company with an office c/o United Realty Partners, LLC, 44 Wall Street, New York, New York 10005, promises to pay to **DORAL BANK ("Lender"** or **"the holder of this Note")** with an office at 623 Fifth Avenue, 13th Floor, New York, New York 10022, the principal sum of THREE MILLION FIVE HUNDRED FIFTY THREE THOUSAND SEVEN HUNDRED THIRTY NINE AND 49/100 DOLLARS ($3,553,739.49) (the **"Loan"**), with interest thereon to be computed from the date hereof at the fixed rate per annum of Five percent (5.00%).

Thereafter, interest accrued on this Note shall be payable in arrears on the 1st day of each month, commencing with the first payment due on May 1, 2013; provided however, that if any such interest due date is not a Business Day, interest shall accrue to and be due and payable on the next succeeding Business Day. Interest shall be calculated daily on the basis of the actual number of days elapsed over a 360 day year.

Principal and interest shall be due and payable on the 1st day of each month in installments based upon a 30-year amortizing schedule, commencing with the first payment due on May 1, 2013, and continuing up to and including April 1, 2018, with a final installment consisting of all remaining unpaid principal and accrued interest due and payable in full on April 30, 2018 (**"Maturity Date"**), unless such date is extended to April 30, 2023 as provided in hereafter.

Borrower may request one 5-year extension of the Maturity Date to April 30, 2023 (the **"Extended Maturity Date"**). "Maturity Date" shall mean the Extended Maturity Date, if applicable, or such other date on which the final payment of principal of this Note becomes due and payable as herein provided, whether at such stated Maturity Date, by declaration of acceleration, or otherwise. During the Extension Term, as described herein, monthly installments of principal shall be payable in an amount equal to the sum required to repay the Loan in full amortized over the remaining hypothetical thirty (30) year term, with a final installment in the amount of the unpaid principal balance, together with all accrued and unpaid interest and any other sums due on the Maturity Date. The undersigned shall have the option to extend the term of the Loan beyond the Maturity Date to the Extended Maturity Date (the period commencing on the first (1st) day following the Maturity Date and ending on the Extended Maturity Date being referred to herein as the **"Extension Term"**); subject to the approval of the holder of this Note and provided that all of the following conditions are satisfied:

(i) No later than January 31, 2018, time being of the essence, the holder of this Note is in receipt of a written request from the undersigned to extend the Maturity Date for a one 5-year period;

(ii) Together with such written request, the undersigned shall pay to the holder of this Note, an extension fee equal to five tenths of one percent (0.5%) of the unpaid principal balance of the Loan;

(iii) There are no material adverse changes in the financial condition of the undersigned; and

(iv) There has occurred no uncured default of any term or condition of any loan document or an event which with the passage of time or giving of notice or both would constitute a default at the time of the undersigned's request and as of commencement of the Extension Term.

The interest rate will be reset at the time of the Extension Term based on a rate of 250 basis points spread over the 5-year Federal Home Loan Bank of New York Advanced Rate, with a minimum floor rate not to be less than the initial interest rate herein.

Upon execution of this Note, the undersigned shall remit the sum of $309,110.00 to be held and applied in accordance with the terms of the Principal, Interest and Tax Reserve and Security Agreement between the holder of this Note and the undersigned and dated as of this date. The reserve account maintained thereunder shall be in addition to any tax escrow required pursuant to the terms of the Mortgage (as hereinafter defined).

Upon execution of this Note, the undersigned shall remit the sum of $0.00 to be held and applied in accordance with the terms of the Replacement Reserve and Security Agreement between the holder of this Note and the undersigned and dated as of this date.

Upon execution of this Note, the undersigned shall remit the sum of $0.00, which sum shall be increased subsequently and held and applied in accordance with the terms of the Deposit Reserve and Security Agreement between the holder of this Note and the undersigned and dated as of this date.

Borrower shall pay to Bank a non-refundable commitment fee for the Loan equal to one half of one percent (0.5%) of the original principal amount of the Loan, which fee shall be due and payable in full on the date hereof.

Upon the happening of any of the following events:

1. Default in the payment of any installment of principal or interest or other payment of amounts due hereunder or under any other Loan Document (as defined in the Mortgage) for more than five (5) days after its due date, provided that such default shall have not been cured within an additional ten (10) days after receipt by Borrower from Lender of notice of such default;

2. Any non-monetary default or any event constituting a non-monetary default under the terms of any Loan Document, all the covenants and provisions of which are hereby made part of this Note;

3. The undersigned or any guarantor of this Note shall (a) apply for or consent to the appointment of a receiver, trustee or liquidator for all or a substantial part of its or his property, or if one is appointed and not discharged within sixty (60) days of such appointment; (b) admit, in writing, an inability to pay its or his debts as they mature; (c) make a general assignment for the benefit of creditors; (d) be adjudicated a bankrupt or insolvent; (e) file a voluntary petition in bankruptcy, or a petition or answer seeking reorganization or an arrangement with creditors, or an answer admitting the material allegations of a petition filed against it or him in any such proceeding;

4. Judgment for the payment of money shall be rendered against the undersigned or any guarantor, any tax deficiency notice or lien by any governmental authority shall be filed against the undersigned or any guarantor, and the same shall not be effectively stayed and shall not be paid, bonded, released and discharged within sixty (60) days after entry;

then, and in any such event, the entire principal sum of this Note with interest shall immediately become due and payable at the option of the holder hereof, without presentment, demand, protest, notice of dishonor or default or notice of protest, or notice of any kind, all of which are hereby expressly waived, anything contained herein to the contrary notwithstanding.

If any payment required hereunder or under any contract, instrument and other document required hereby, or at any time hereafter delivered to Lender in connection herewith, is not paid within five (5) days following the date it becomes due, Borrower shall pay a late charge equal to five percent (5.0%) of the amount of such unpaid payment.

If (a)(i) any installment under this Note or (ii) any payment due under the Mortgage (as hereinafter defined), remains past due for ten (10) days or more, or (b) any other default occurs under the Note or the Mortgage which is not cured within thirty (30) days after written notice thereof then in such event the outstanding principal balance of this Note shall bear interest during the period in which the Borrower is in default, or subsequent to the Maturity Date, or any extension thereof in accordance with the terms herein, at a rate of twenty-four (24%) percent per annum, or, if such increased rate of interest may not be collected from the Borrower under applicable law, then at the maximum increased rate of interest, if any, which may be collected from the Borrower under applicable law. If the default cannot be cured within thirty (30) days Borrower shall not be in default if Borrower commences to cure the default within thirty (30) days and diligently and in good faith prosecutes the cure until completion.

If any holder of this Note at any time pays or advances any monies to protect the security of any mortgage, lease or other collateral securing this Note or any guaranty thereof, interest thereon shall accrue and be payable at the rate of twenty four (24%) percent annually and the undersigned agrees to repay the monies so paid or advanced with interest as aforesaid on demand and the same shall be added to the indebtedness hereunder.

In the event the holder hereof employs counsel to (i) collect this Note or any interest thereon or any other obligation owed by the undersigned, or (ii) foreclose any mortgage or realize on any other collateral securing this Note or any guaranty thereof, or (iii) defend the lien of any such

mortgage or other collateral, then in any such event the undersigned agrees to additionally pay to the holder of this Note the reasonable fees of the attorney for the holder hereof, which sum shall be included in any judgment of foreclosure or otherwise and shall be in addition to the recovery of costs, disbursements and allowance otherwise recoverable in such action pursuant to the applicable provisions of law.

Prepayment of this Note is not permitted, in whole or in part, except upon fifteen (15) days' prior written notice to the holder of this Note, provided that (i) all other amounts due under the loan documents as of the prepayment date are also paid and (ii) the amount prepaid is accompanied by a prepayment fee equal to:

(a) In the first year of the Loan, an amount equal to five percent (5%) of the entire principal amount to be prepaid;

(b) In the second year of the Loan, an amount equal to four percent (4%) of the entire principal amount to be prepaid;

(c) In the third year of the Loan, an amount equal to three percent (3%) of the entire principal amount to be prepaid;

(d) In the fourth year of the Loan, an amount equal to two percent (2%) of the entire principal amount to be prepaid; and

(e) In the fifth year of the Loan, an amount equal to one percent (1%) of the entire principal amount to be prepaid.

This Note is secured, among other things, by a Mortgage and Security Agreement (the "**Mortgage**") on property located at 2520 Tilden Avenue, Brooklyn, New York, and designated on the tax map of the City of New York, Kings County, as Block 5136, Lot 8, and is personally guaranteed (the "**Guaranty**") by United Realty Trust Incorporated, all the provisions of which Mortgage and Guaranty are hereby made part of this instrument.

"Business Day" means any day except a Saturday, Sunday or any other day on which commercial banks in New York are authorized or required by law to close.

The Loan evidenced by this Note has been made and this Note has been executed and delivered in and shall be construed pursuant to and governed by the laws of the State of New York.

Presentment for payment, demand, notice of dishonor, protest and notice of protest are hereby expressly and voluntarily waived by the undersigned.

The undersigned hereby irrevocably waives all right to trial by jury in any action, proceeding, claim or counterclaim arising out of this Note.

ANY LEGAL SUIT, ACTION, OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR THE OTHER DOCUMENTS EXECUTED OR DELIVERED IN CONNECTION HEREWITH MAY AT THE OPTION OF THE HOLDER OF THIS NOTE BE

INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE UNDERSIGNED WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION, OR PROCEEDING, AND THE UNDERSIGNED HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION, OR PROCEEDING.

This Note may not be changed orally.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned Borrower has executed this Note as of the day and year first written above.

2520 TILDEN FEE, LLC,
a Delaware limited liability company

By: United 2520 Tilden, LLC,
a Delaware limited liability company,
its sole member

By: United Realty Capital Operating Partnership, L.P.,
a Delaware limited partnership,
its managing member

By: United Realty Trust Incorporated,
a Maryland corporation,
its general partner

By: ______________________ CEO
Name: Jacob Frydman
Title: Chief Executive Officer

STATE OF NEW YORK)
) ss.:
COUNTY OF NEW YORK)

On March 29, 2013, before me personally appeared Jacob Frydman personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

____
Notary Public

DAVID HARTY
Notary Public, State of New York
No. 02HA6085483
Qualified in New York County
Commission Expires December 30, 2014

NOTE CONSOLIDATION, MODIFICATION AND EXTENSION AGREEMENT

NOTE CONSOLIDATION, MODIFICATION AND EXTENSION AGREEMENT (this "Agreement") made as of March 29, 2013, between 2520 TILDEN FEE, LLC, a Delaware limited liability company having an address c/o United Realty Partners, LLC, 44 Wall Street, New York, New York 10005 ("Borrower"), and DORAL BANK having an address at 623 Fifth Avenue, 13th Floor, New York, New York 10022 ("Bank").

W I T N E S S E T H:

WHEREAS, Bank is the holder of the notes (collectively, the "Notes") secured by the existing mortgages described in Exhibit A attached hereto and made a part hereof, which Notes evidence Borrower's obligation for the payment of the principal amount of FOURTEEN MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($14,500,000.00) as of the date hereof, together with interest thereon; and

WHEREAS, Bank and Borrower have agreed to consolidate and modify the Notes as hereinafter set forth.

NOW THEREFORE, in consideration of the agreements herein expressed and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

1. The Notes and the indebtedness evidenced thereby are hereby consolidated so that together they shall hereafter evidence a single indebtedness in the aggregate principal amount of FOURTEEN MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($14,500,000.00) (the "Consolidated Indebtedness"), together with interest thereon.

2. Borrower hereby acknowledges that it is indebted to Bank in accordance with the Notes and that the outstanding principal balance of the Notes is, as of the date hereof, equal to the sum of $14,500,000.00.

3. Borrower agrees that the Notes, as hereby consolidated, are hereby modified and restated in their entirety in the form of Exhibit B attached hereto and made a part hereof (the "Consolidated Note") and Borrower promises to pay to Bank the Consolidated Indebtedness, together with interest thereon, in accordance with the terms, covenants and conditions set forth in Exhibit B attached hereto and made a part hereof, which terms, covenants and conditions supersede all provisions of the Notes.

4. Borrower represents and warrants to Bank that there exists no defense, offset or counterclaim with respect to the Borrower's obligations under the Notes, as hereby consolidated and modified.

5. The parties hereto certify that this Agreement evidences the same indebtedness evidenced by the Notes and is secured by the mortgages described in that certain

Consolidated, Amended and Restated Mortgage and Assignment of Rents and Leases, dated the date hereof, by and between Borrower, as mortgagor, and Bank, as mortgagee, and evidences no further or other indebtedness or obligation.

6. This Agreement may not be changed or terminated except by an agreement in writing signed by Borrower and Bank.

7. This Agreement shall be binding upon and inure to the benefit of Borrower and Bank and their respective successors and assigns.

8. This Agreement may be executed in any number of duplicate originals and each such duplicate original shall be deemed to constitute but one and the same instrument.

9. If any term, covenant or condition of this Agreement shall be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision.

10. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

11. The Notes, as herein modified and restated, are hereby ratified and confirmed in all respects.

[Signature Page Follows]

IN WITNESS WHEREOF, this Note Consolidation, Modification and Extension Agreement has been duly executed by each of the parties hereto as of the date first above written.

Borrower

2520 TILDEN FEE, LLC,
a Delaware limited liability company

By: United 2520 Tilden, LLC,
a Delaware limited liability company,
its sole member

By: United Realty Capital Operating Partnership, L.P.,
a Delaware limited partnership,
its managing member

By: United Realty Trust Incorporated,
a Maryland corporation,
its general partner

By: CEO
Name: Jacob Frydman
Title: CEO

Bank

DORAL BANK

By:__________________________
Name:
Title:

IN WITNESS WHEREOF, this Note Consolidation, Modification and Extension Agreement has been duly executed by each of the parties hereto as of the date first above written.

Borrower

2520 TILDEN FEE, LLC,
a Delaware limited liability company

By: United 2520 Tilden, LLC,
a Delaware limited liability company,
its sole member

By: United Realty Capital Operating Partnership, L.P.,
a Delaware limited partnership,
its managing member

By: United Realty Trust Incorporated,
a Maryland corporation,
its general partner

By: ______________________
Name:
Title:

Bank

DORAL BANK

By: [signature]
Name: Kenneth Di Gregorio
Title: SVP

ACKNOWLEDGMENTS

STATE OF NEW YORK)
)ss.:
COUNTY OF NEW YORK)

On the 29 day of March in the year 2013, before me, the undersigned, personally appeared JACOB FRYDMAN, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

DAVID HARTY
Notary Public, State of New York
No. 02HA6085483
Qualified in New York County
Commission Expires December 30, 2014

Dan H

Notary Public

(NOTARIAL SEAL)

My Commission Expires:

STATE OF NEW YORK)
)ss.:
COUNTY OF NEW YORK)

On the 29 day of March in the year 2013, before me, the undersigned, personally appeared Kenneth DiGregorio, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Diane Tejada-Negron

Notary Public

(NOTARIAL SEAL)

My Commission Expires: 6-23-2016

DIANE TEJADA NEGRON
Notary Public - State of New York
NO. 01TE6189037
Qualified in Queens County
My Commission Expires 6-23-2016

EXHIBIT A

Existing Mortgages

(i) Mortgage dated April 28, 2004 made by Tilden LLC to Builders Bank in the principal sum of $8,000,000.00 and recorded on July 4, 2004 in the City Register's Office of New York, Kings County in CRFN 2004000385176;

Which Mortgage was further modified by a Modification and Extension Agreement dated March 10, 2006 and recorded in the City Register's Office of New York, Kings County on April 25, 2006 in CRFN 2006000230176;

(ii) Mortgage dated March 10, 2006 made by Tilden LLC to Builders Bank in the principal sum of $2,000,000.00 and recorded on April 25, 2006 in the City Register's Office of New York, Kings County in CRFN 2006000230175;

Which Mortgage (i) and Mortgage (ii) were further modified by a Modification and Extension Agreement dated January 11, 2007 and recorded in the City Register's Office of New York, Kings County, on March 23, 2007 in CRFN 2007000153732;

Which Mortgage (i) was assigned to Banco Popular North America by an Assignment of Mortgage dated December 19, 2007 and recorded in the City Register's Office of New York, Kings County on April 16, 2008 in CRFN 2008000152116;

Which Mortgage (ii) was assigned to Banco Popular North America by an Assignment of Mortgage dated December 19, 2007 and recorded in the City Register's Office of New York, Kings County on April 16, 2008 in CRFN 2008000152114;

(iii) Mortgage dated January 11, 2007 made by Tilden LLC to Builders Bank in the principal sum of $3,000,000.00 and recorded on January 24, 2007 in the City Register's Office of New York, Kings County, in CRFN 2007000042936;

Which Mortgage was assigned to Banco Popular North America by an Assignment of Mortgage dated December 19, 2007 and recorded in the City Register's Office of New York, Kings County on April 16, 2008 in CRFN 2008000152115;

(iv) Mortgage dated December 21, 2007 made by Tilden LLC to Banco Popular North America in the principal sum of $2,300,000.00 and recorded April 16, 2008 in the City Register's Office of New York, Kings County, in CRFN 2008000152118;

Which Mortgage (i), Mortgage (ii), Mortgage (iii) and Mortgage (iv) were consolidated by a Consolidation Modification and Extension Agreement dated December 21, 2007 and recorded in the City Register's Office of New York, Kings County on April 16, 2008, in CRFN 2008000152119 to form a single lien in the amount of $15,300,000.00

Said Consolidation Modification and Extension Agreement was assigned to Doral Bank by Banco Popular North America by Assignment of Mortgage on or about the date hereof, and to be duly recorded in the City Register's Office of New York, Kings County.

(v) Gap Mortgage and Security Agreement dated the date hereof granted by 2520 TILDEN FEE, LLC to Doral Bank in the amount of $3,553,739.49 with interest thereon to be duly recorded in the City Register's Office of New York, Kings County.

EXHIBIT B

PROMISSORY NOTE

$14,500,000.00 March __, 2013
New York, New York

FOR VALUE RECEIVED, the undersigned **2520 TILDEN FEE, LLC ("Borrower"** or **"the undersigned"**), a Delaware limited liability company with an office c/o United Realty Partners, LLC, 44 Wall Street, New York, New York 10005, promises to pay to **DORAL BANK ("Lender"** or **"the holder of this Note"**) with an office at 623 Fifth Avenue, 13th Floor, New York, New York 10022, the principal sum of FOURTEEN MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($14,500,000.00) (the **"Loan"**), with interest thereon to be computed from the date hereof at the fixed rate per annum of Five percent (5.00%). Interest in the amount of $6,041.67 from the date hereof through March 31, 2013 will be paid upon execution of this Promissory Note (this **"Note"**).

Thereafter, interest accrued on this Note shall be payable in arrears on the 1st day of each month, commencing with the first payment due on May 1, 2013; provided however, that if any such interest due date is not a Business Day, interest shall accrue to and be due and payable on the next succeeding Business Day. Interest shall be calculated daily on the basis of the actual number of days elapsed over a 360 day year.

Principal and interest shall be due and payable on the 1st day of each month in installments based upon a 30-year amortizing schedule, commencing with the first payment due on May 1, 2013, and continuing up to and including April 1, 2018, with a final installment consisting of all remaining unpaid principal and accrued interest due and payable in full on April 30, 2018 (**"Maturity Date"**), unless such date is extended to April 30, 2023 as provided in hereafter.

Borrower may request one 5-year extension of the Maturity Date to April 30, 2023 (the **"Extended Maturity Date"**). "Maturity Date" shall mean the Extended Maturity Date, if applicable, or such other date on which the final payment of principal of this Note becomes due and payable as herein provided, whether at such stated Maturity Date, by declaration of acceleration, or otherwise. During the Extension Term, as described herein, monthly installments of principal shall be payable in an amount equal to the sum required to repay the Loan in full amortized over the remaining hypothetical thirty (30) year term, with a final installment in the amount of the unpaid principal balance, together with all accrued and unpaid interest and any other sums due on the Maturity Date. The undersigned shall have the option to extend the term of the Loan beyond the Maturity Date to the Extended Maturity Date (the period commencing on the first (1st) day following the Maturity Date and ending on the Extended Maturity Date being referred to herein as the **"Extension Term"**); subject to the approval of the holder of this Note and provided that all of the following conditions are satisfied:

(i) No later than January 31, 2018, time being of the essence, the holder of this Note is in receipt of a written request from the undersigned to extend the Maturity Date for a one 5-year period;

(ii) Together with such written request, the undersigned shall pay to the holder of this Note, an extension fee equal to five tenths of one percent (0.5%) of the unpaid principal balance of the Loan;

(iii) There are no material adverse changes in the financial condition of the undersigned; and

(iv) There has occurred no uncured default of any term or condition of any loan document or an event which with the passage of time or giving of notice or both would constitute a default at the time of the undersigned's request and as of commencement of the Extension Term.

The interest rate will be reset at the time of the Extension Term based on a rate of 250 basis points spread over the 5-year Federal Home Loan Bank of New York Advanced Rate, with a minimum floor rate not to be less than the initial interest rate herein.

Upon execution of this Note, the undersigned shall remit the sum of $309,110.00 to be held and applied in accordance with the terms of the Principal, Interest and Tax Reserve and Security Agreement between the holder of this Note and the undersigned and dated as of this date. The reserve account maintained thereunder shall be in addition to any tax escrow required pursuant to the terms of the Mortgage (as hereinafter defined).

Upon execution of this Note, the undersigned shall remit the sum of $0.00 to be held and applied in accordance with the terms of the Replacement Reserve and Security Agreement between the holder of this Note and the undersigned and dated as of this date.

Upon execution of this Note, the undersigned shall remit the sum of $0.00, which sum shall be increased subsequently and held and applied in accordance with the terms of the Deposit Reserve and Security Agreement between the holder of this Note and the undersigned and dated as of this date.

Borrower shall pay to Bank a non-refundable commitment fee for the Loan equal to one half of one percent (0.5%) of the original principal amount of the Loan, which fee shall be due and payable in full on the date hereof.

Upon the happening of any of the following events:

Default in the payment of any installment of principal or interest or other payment of amounts due hereunder or under any other Loan Document (as defined in the Mortgage) for more than five (5) days after its due date, provided that such default shall have not been cured within an additional ten (10) days after receipt by Borrower from Lender of notice of such default;

Any non-monetary default or any event constituting a non-monetary default under the terms of any Loan Document, all the covenants and provisions of which are hereby made part of this Note;

The undersigned or any guarantor of this Note shall (a) apply for or consent to the appointment of a receiver, trustee or liquidator for all or a substantial part of its or his property, or if one is appointed and not discharged within sixty (60) days of such appointment; (b) admit, in writing, an inability to pay its or his debts as they mature; (c) make a general assignment for the benefit of creditors; (d) be adjudicated a bankrupt or insolvent; (e) file a voluntary petition in bankruptcy, or a petition or answer seeking reorganization or an arrangement with creditors, or an answer admitting the material allegations of a petition filed against it or him in any such proceeding;

Judgment for the payment of money shall be rendered against the undersigned or any guarantor, any tax deficiency notice or lien by any governmental authority shall be filed against the undersigned or any guarantor, and the same shall not be effectively stayed and shall not be paid, bonded, released and discharged within sixty (60) days after entry;

then, and in any such event, the entire principal sum of this Note with interest shall immediately become due and payable at the option of the holder hereof, without presentment, demand, protest, notice of dishonor or default or notice of protest, or notice of any kind, all of which are hereby expressly waived, anything contained herein to the contrary notwithstanding.

If any payment required hereunder or under any contract, instrument and other document required hereby, or at any time hereafter delivered to Lender in connection herewith, is not paid within five (5) days following the date it becomes due, Borrower shall pay a late charge equal to five percent (5.0%) of the amount of such unpaid payment.

If (a)(i) any installment under this Note or (ii) any payment due under the Mortgage (as hereinafter defined), remains past due for ten (10) days or more, or (b) any other default occurs under the Note or the Mortgage which is not cured within thirty (30) days after written notice thereof then in such event the outstanding principal balance of this Note shall bear interest during the period in which the Borrower is in default, or subsequent to the Maturity Date, or any extension thereof in accordance with the terms herein, at a rate of twenty-four (24%) percent per annum, or, if such increased rate of interest may not be collected from the Borrower under applicable law, then at the maximum increased rate of interest, if any, which may be collected from the Borrower under applicable law. If the default cannot be cured within thirty (30) days Borrower shall not be in default if Borrower commences to cure the default within thirty (30) days and diligently and in good faith prosecutes the cure until completion.

If any holder of this Note at any time pays or advances any monies to protect the security of any mortgage, lease or other collateral securing this Note or any guaranty thereof, interest thereon shall accrue and be payable at the rate of twenty four (24%) percent annually and the undersigned agrees to repay the monies so paid or advanced with interest as aforesaid on demand and the same shall be added to the indebtedness hereunder.

In the event the holder hereof employs counsel to (i) collect this Note or any interest thereon or any other obligation owed by the undersigned, or (ii) foreclose any mortgage or realize on any other collateral securing this Note or any guaranty thereof, or (iii) defend the lien of any such

mortgage or other collateral, then in any such event the undersigned agrees to additionally pay to the holder of this Note the reasonable fees of the attorney for the holder hereof, which sum shall be included in any judgment of foreclosure or otherwise and shall be in addition to the recovery of costs, disbursements and allowance otherwise recoverable in such action pursuant to the applicable provisions of law.

Prepayment of this Note is not permitted, in whole or in part, except upon fifteen (15) days' prior written notice to the holder of this Note, provided that (i) all other amounts due under the loan documents as of the prepayment date are also paid and (ii) the amount prepaid is accompanied by a prepayment fee equal to:

(a) In the first year of the Loan, an amount equal to five percent (5%) of the entire principal amount to be prepaid;

(b) In the second year of the Loan, an amount equal to four percent (4%) of the entire principal amount to be prepaid;

(c) In the third year of the Loan, an amount equal to three percent (3%) of the entire principal amount to be prepaid;

(d) In the fourth year of the Loan, an amount equal to two percent (2%) of the entire principal amount to be prepaid; and

(e) In the fifth year of the Loan, an amount equal to one percent (1%) of the entire principal amount to be prepaid.

This Note is secured, among other things, by a Mortgage and Security Agreement (the "**Mortgage**") on property located at 2520 Tilden Avenue, Brooklyn, New York, and designated on the tax map of the City of New York, Kings County, as Block 5136, Lot 8, and is personally guaranteed (the "**Guaranty**") by United Realty Trust Incorporated, all the provisions of which Mortgage and Guaranty are hereby made part of this instrument.

"Business Day" means any day except a Saturday, Sunday or any other day on which commercial banks in New York are authorized or required by law to close.

The Loan evidenced by this Note has been made and this Note has been executed and delivered in and shall be construed pursuant to and governed by the laws of the State of New York.

Presentment for payment, demand, notice of dishonor, protest and notice of protest are hereby expressly and voluntarily waived by the undersigned.

The undersigned hereby irrevocably waives all right to trial by jury in any action, proceeding, claim or counterclaim arising out of this Note.

ANY LEGAL SUIT, ACTION, OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR THE OTHER DOCUMENTS EXECUTED OR DELIVERED IN CONNECTION HEREWITH MAY AT THE OPTION OF THE HOLDER OF THIS NOTE BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE UNDERSIGNED WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION, OR PROCEEDING, AND THE UNDERSIGNED HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION, OR PROCEEDING.

This Note may not be changed orally.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned Borrower has executed this Note as of the day and year first written above.

2520 TILDEN FEE, LLC,
a Delaware limited liability company

By: United 2520 Tilden, LLC,
a Delaware limited liability company,
its sole member

By: United Realty Capital Operating Partnership, L.P.,
a Delaware limited partnership,
its managing member

By: United Realty Trust Incorporated,
a Maryland corporation,
its general partner

By: ____________________
Name: Jacob Frydman
Title: CEO

STATE OF NEW YORK)
) ss.:
COUNTY OF NEW YORK)

On March 29, 2013, before me personally appeared Jacob Frydman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

____
Notary Public

DAVID HARTY
Notary Public, State of New York
No. 02HA6085483
Qualified in New York County
Commission Expires December 30, 2014

RECORD AND RETURN TO:
McCarter English, LLP
Four Gateway Center
100 Mulberry Street
Newark, New Jersey 07102
Attn: Jeffrey A. Petit

GAP MORTGAGE AND SECURITY AGREEMENT

This Gap Mortgage and Security Agreement made as of March 29, 2013, between **2520 TILDEN FEE, LLC,** a Delaware limited liability company with offices c/o United Realty Partners, LLC, 44 Wall Street, New York, New York 10005 (the "**Mortgagor**"), and **DORAL BANK**, with offices at 623 Fifth Avenue, 13th Floor, New York, New York 10022 (the "**Mortgagee**")

WITNESSETH:

WHEREAS, the Mortgagor is the owner in fee of the premises more particularly described in Schedule "A" which is annexed hereto and made a part hereof (hereinafter the **"Premises"** or the **"Mortgaged Premises"**) known by the street address 2520 Tilden Avenue, Brooklyn, New York, and further designated on the tax map of the City of New York, County of Kings, as Block 5136, Lot 8; and

WHEREAS, Mortgagee has simultaneously herewith made a loan to Mortgagor in the amount of **THREE MILLION FIVE HUNDRED FIFTY THREE THOUSAND SEVEN HUNDRED THIRTY NINE AND 49/100 DOLLARS ($3,553,739.49)** (the "**Loan**"), the proceeds of which shall be used to finance Mortgagor's acquisition of the Premises, and which Loan is evidenced by a Mortgage Note, dated as of the date hereof, executed by Mortgagor and payable to the order of Mortgagee;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and in order to secure the payment of the principal of and interest and all other amounts which may be owed Mortgagee on such Mortgage Note (as same may be hereafter modified, amended, extended, converted, renewed or substituted for, hereinafter referred to as the **"Note"**), and the payment of all other indebtedness which this Mortgage (hereinafter referred to as **"Mortgage"**) by its terms secures and compliance with all of the terms hereof and of the Note ("collectively, the "**Indebtedness**"), Mortgagor does hereby grant, bargain, sell, mortgage, warrant, pledge, assign, transfer and convey to Mortgagee, and to its successors and assigns, the Mortgaged Premises;

TOGETHER, with all right, title and interest, if any, of the Mortgagor of, in and to the land lying in the streets, roads or avenues, open or proposed, in front of and adjoining the Premises and of, in and to any strips or gores of land adjoining the Premises;

TOGETHER, ALSO, with all fixtures, chattels and articles of personal property owned by Mortgagor and now or hereafter attached to or located in or upon the Premises and used or usable

in connection with any present or future operation or letting of the Premises or the activities at any time conducted therein (hereinafter called **"Building Equipment"**), including furnaces, boilers, oil burners, radiators and piping, coal stokers, plumbing and bathroom fixtures, refrigeration, air conditioning and sprinkler systems, washtubs, sinks, gas and electric fixtures, stoves, ranges, awnings, screens, window shades, elevators, motors, dynamos, refrigerators, kitchen cabinets, incinerators, plants and shrubbery and all other machinery, appliances, fittings, furniture, furnishings and fixtures of every kind used in the operation of the buildings standing or hereafter erected on the Premises, together with any and all replacements thereof and additions thereto, and all right, title and interest of the Mortgagor in and to any Building Equipment which may be subject to any security agreements (hereinafter called **"Security Agreements"**), it being understood and agreed that all Building Equipment is part and parcel of the Premises and appropriated to the use thereof and, whether or not affixed or annexed to the Premises, shall, for the purpose of this Mortgage, be deemed conclusively to be real estate and mortgaged hereby; and the Mortgagor agrees to execute and deliver, from time to time, such further instruments (including further Security Agreements or Uniform Commercial Code Financing Statements) as may be requested by the Mortgagee to confirm the lien of this Mortgage on any Building Equipment;

TOGETHER, ALSO, with all leases, lettings and licenses of the Premises, including, without limitation, cash and securities deposited thereunder, the right to receive and collect the rents, issues and profits payable thereunder and the right to enforce, whether by action at law or in equity or otherwise, any and all provisions and agreements in respect thereof, together with all rights now or hereafter existing in and to all agreements and other documents now or hereafter existing and evidencing or otherwise relating to any of the foregoing;

TOGETHER, ALSO, with any and all rights of the Mortgagor in and to any contract, instrument or agreement affecting the Premises, including, without limitation, any management agreement, together with any and all rights of the Mortgagor to receive and collect any fees, proceeds or other amounts thereunder and to enforce, whether by action at law or otherwise, any and all provisions and agreements in respect thereof;

TOGETHER, ALSO, with all unearned premiums accrued, accruing or to accrue under any and all insurance policies now or hereafter obtained by the Mortgagor insuring the Premises or any portion thereof and all proceeds payable under any and all of such insurance policies;

TOGETHER, ALSO, with any and all awards, including interest thereon, hereafter made to the Mortgagor for the taking by eminent domain of the whole or any part of the Premises, any easement therein or any other property mortgaged or encumbered hereby, including any awards for changes of grade of streets, which said awards are hereby assigned to the Mortgagee, who is hereby authorized to collect and receive the proceeds of such awards and to give proper receipts and acquittances therefor, and to apply the same toward the payment of the Indebtedness secured by this Mortgage, notwithstanding the fact that the amount owing thereon may not then be due and payable; and the Mortgagor hereby agrees, upon request, to make, execute and deliver any and all instruments sufficient for the purpose of confirming such assignment of said awards to the Mortgagee, free, clear and discharged of any encumbrances of any kind or nature whatsoever;

AND the Mortgagor covenants and agrees with the Mortgagee as follows:

1. Mortgagor will pay the Indebtedness at the time and in the manner provided for in the Note, this Mortgage and any other mortgages, instruments or documents evidencing, relating to, securing or guaranteeing, in whole or in part, payment of the Indebtedness (collectively, together with the Note and this Mortgage, the "**Loan Documents**").

2. Regarding insurance:

A. Mortgagor will keep (or cause the same to be kept) the buildings on the Premises and the Building Equipment insured for the benefit of the Mortgagee covering hazard/all risk (including terrorism coverage) (in an amount no less than the replacement costs of the Improvements), general liability (in the amount of $1,000,000.00 per occurrence and $2,000,000.00 in the aggregate), explosion, workers compensation, builders risk during construction in the amount of the construction costs and other types of insurance as may be required by the Mortgagee, in form and amounts and written by companies satisfactory to the Mortgagee with an AM Best rating of B+ or above, each with standard Mortgagee clauses, running in favor of the Mortgagee, with evidence, from the insurer, of the payment of the premium therefore; (ii) loss by flood (if required by federal law) in an amount equal to the lesser of (a) the principal amount of the Loan or (b) the maximum amount available pursuant to federal law, with evidence, from the insurer, of the payment of the premium therefor, or satisfactory evidence of non-availability, and (iii) when and to the extent required by the Mortgagee, against any other risk insured against by persons operating like properties in the locality of the Premises. All insurance policies will be reviewed and approved by HMR Risk Management at Mortgagor's expense. The Mortgagor will assign and deliver to the Mortgagee the policies of such insurance and the proceeds thereof; that the Mortgagor will reimburse the Mortgagee for any premiums paid for insurance made by the Mortgagee on the Mortgagor's default in taking out such insurance, or in so assigning and delivering the policies, together with interest thereon at the Default Rate specified in Article 30 hereof.

B. All such insurance shall be provided by policies written in terms and amounts, and by companies, satisfactory to the Mortgagee, and losses thereunder shall be payable to the Mortgagee as its interests may appear pursuant to a New York standard mortgagee endorsement and naming Mortgagee as mortgagee, loss payee and additional insured, as applicable.

C. Regardless of the types or amounts of insurance required and approved by the Mortgagee, the Mortgagor will assign and deliver to the Mortgagee all policies of insurance acquired by the Mortgagor to insure against any loss or damage to the Premises, as additional security for the Indebtedness.

D. Not less than fifteen (15) days prior to the expiration date of each policy furnished by the Mortgagor pursuant to this Article, the Mortgagor will deliver to the Mortgagee a renewal policy or policies marked "premium paid" or accompanied by other evidence of payment satisfactory to the Mortgagee;

E. In the event of a foreclosure of this Mortgage the purchaser of the Premises shall succeed to all the rights of the Mortgagor, including any rights to the proceeds of insurance and to unearned premiums, in and to all policies of insurance assigned and delivered to the Mortgagee pursuant to this Article.

3. No building or other property now or hereafter covered by the lien of this Mortgage shall be removed, demolished or materially altered without the prior written consent of the Mortgagee, except that the Mortgagor shall have the right, without such consent, to remove and dispose of, free from the lien of this Mortgage, such Building Equipment as from time to time may become worn out or obsolete, provided that either (a) simultaneously with or prior to such removal, any such equipment shall be replaced with other equipment of a value at least equal to that of the replaced equipment and free from any Security Agreement, and by such removal and replacement the Mortgagor shall be deemed to have subjected such Building Equipment to the lien of this Mortgage, or (b) any net cash proceeds received from such disposition shall be paid over promptly to the Mortgagee to be applied to the last installments due on the Indebtedness secured, without any charge for prepayment.

4. Mortgagor represents, warrants and covenants that:

(a) Mortgagor is duly organized, validly existing and in good standing with full power and authority to own its assets and conduct its business, and is duly qualified in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on its ability to perform its obligations hereunder. Mortgagor has taken all necessary action to authorize the execution, delivery and performance of this Mortgage and the other Loan Documents by it, and has the power and authority to execute, deliver and perform under this Mortgage, the other Loan Documents and all the transactions contemplated hereby.

(b) The execution and delivery of this Mortgage and the other Loan Documents by Mortgagor and the performance of its obligations hereunder and thereunder will not conflict with any provision of any law or regulation to which Mortgagor is subject, or conflict with, result in a breach of, or constitute a default under, any of the terms, conditions or provisions of any of Mortgagor's organizational documents or any agreement or instrument to which Mortgagor is a party or by which it is bound, or any order or decree applicable to Mortgagor, or result in the creation or imposition of any lien on any of Mortgagor's assets or property (other than pursuant to the Loan Documents).

(c) There is no action, suit, proceeding or investigation pending or, to Mortgagor's knowledge, threatened against Mortgagor in any court or by or before any other governmental authority which would materially and adversely affect the ability of Mortgagor to carry out the transactions contemplated by this Mortgage and the other Loan Documents.

(d) Mortgagor is not in default with respect to any order or decree of any court or any order, regulation or demand of any governmental authority, which default might have consequences that would materially and adversely affect the condition (financial or other) or

operations of Mortgagor or its properties or might have consequences that would adversely affect its performance hereunder.

(e) No consent, approval, authorization or order of any court or governmental authority is required for the execution, delivery and performance by Mortgagor of, or compliance by Mortgagor with, this Mortgage or the consummation of the transactions contemplated hereby, other than those which have been obtained by Mortgagor. Mortgagor, the Premises, and the uses thereof comply in all material respects with all applicable legal requirements, including, without limitation, building and zoning ordinances and codes and laws. Mortgagor is not in default or violation of any order, writ, injunction, decree or demand of any governmental authority, the violation of which might materially adversely affect the condition (financial or otherwise) or business of Mortgagor. Mortgagor has not committed any act which may give any governmental authority the right to cause Mortgagor to forfeit the Premises or any part thereof or any monies paid in performance of Mortgagor's obligations under any of the Loan Documents.

(f) Mortgagor has good, marketable and insurable fee simple title to the real property comprising part of the Premises and good title to the balance of the Premises owned by it, free and clear of all liens whatsoever. The Mortgage, when properly recorded in the appropriate records, together with any Uniform Commercial Code financing statements required to be filed in connection therewith, will create (i) a valid first priority lien on the Premises, and (ii) a perfected security interest in and to, and a perfected collateral assignment of, all personalty (including the Leases), all in accordance with the terms thereof. There are no mechanics', materialman's or other similar liens or claims which have been filed for work, labor or materials affecting the Premises which are or may be liens prior to, or equal or coordinate with, the lien of the Mortgage.

(g) To Mortgagor's actual knowledge after due inquiry and investigation, all financial data, including, without limitation, the statements of cash flow and income and operating expense, that have been delivered to Mortgagee in respect of the Premises (i) are true, complete and correct in all material respects, (ii) accurately represent the financial condition of the Premises as of the date of such reports, and (iii) have been prepared in accordance with accounting principles applied on a consistent basis. Mortgagor does not have any contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments that are known to Mortgagor which have not been disclosed to Mortgagee in writing and reasonably likely to have a materially adverse effect on the Premises or the operation thereof, except as referred to or reflected in said financial statements. Since the date of the financial statements, there has been no material adverse change in the financial condition, operations or business of Mortgagor or the Premises from that set forth in said financial statements.

(h) No Condemnation or other proceeding has been commenced or, to Mortgagor's best knowledge, is contemplated with respect to all or any portion of the Premises or for the relocation of sidewalks or roadways providing access to the Premises.

(i) The Premises has rights of access to public ways and is served by water, sewer, sanitary sewer and storm drain facilities adequate to service the Premises for its current and

intended uses. All public utilities necessary to the continued use and enjoyment of the Premises as presently used and enjoyed are located either in the public right of way abutting the Premises (which are connected so as to serve the Premises without passing over other property) or in recorded easements serving the Premises and such easements are set forth in and insured by the Title Insurance Policy. All roads necessary for the full utilization of the Premises for its current purpose have been completed and dedicated to public use and accepted by all governmental authorities or are the subject of access easements for the benefit of the Premises.

(j) There are no pending or proposed special or other assessments for public improvements or otherwise affecting the Premises, nor are there any contemplated improvements to the Premises that may result in such special or other assessment.

(k) The Loan Documents are not subject to any right of rescission, set off, counterclaim or defense by Mortgagor, including the defense of usury, nor would the operation of any of the terms of the Loan Documents, or the exercise of any right thereunder, render the Loan Documents unenforceable, and Mortgagor has not asserted any right of rescission, set off, counterclaim or defense with respect thereto.

(l) All permits and approvals, including, without limitation, certificates of occupancy required by any governmental authority for the use, occupancy and operation of the Premises in the manner in which the Premises is currently being used, occupied and operated, have been obtained and are in full force and effect, and will be maintained in full force and effect for so long as this Mortgage, and any Indebtedness thereunder, is outstanding.

(m) None of the improvements on the Premises is located in an area identified by the Federal Emergency Management Agency as a special flood hazard area.

(n) The Premises, including, without limitation, all buildings, improvements, parking facilities, sidewalks, storm drainage systems, roofs, plumbing systems, HVAC systems, fire protection systems, electrical systems, equipment, elevators, exterior sidings and doors, landscaping, irrigation systems and all structural components, servicing the Premises, are in good condition, order and repair in all material respects; there exists no structural or other material defects or damages in the Premises, whether latent or otherwise, and Mortgagor has not received notice from any insurance company or bonding company of any defects or inadequacies in the Premises, or any part thereof, which would adversely affect the insurability of the same or cause the imposition of extraordinary premiums or charges thereon or of any termination or threatened termination of any policy of insurance or bond.

(o) Mortgagor represents and warrants to Mortgagee, to its actual knowledge after due inquiry and investigation, with respect to the Leases that: (i) the rent roll as contemporaneously previously delivered to Mortgagee ("Rent Roll") is true, complete and correct and the Premises is not subject to any Leases other than the Leases described in said Rent Roll, (ii) the Leases identified on the Rent Roll are in full force and effect and there are no defaults thereunder by either party, (iii) the copies of the Leases delivered to Mortgagee are true and complete, and there are no oral agreements with respect thereto, (iv) no rent (including security deposits) has been paid more than one (1) month in advance of its due date, (v) all work to be performed by

Mortgagor under each Lease has been performed as required and has been accepted by the applicable tenant, (vi) any payments, free rent, partial rent, rebate of rent or other payments, credits, allowances or abatements required to be given by Mortgagor to any tenant has already been received by such tenant and (vii) all security deposits are being held in accordance with applicable legal requirements.

(p) All transfer taxes, deed stamps, intangible taxes or other amounts in the nature of transfer taxes required to be paid under applicable Legal Requirements in connection with the transfer of the Premises to Mortgagor have been paid or are being paid simultaneously herewith. All mortgage, mortgage recording, stamp, intangible or other similar tax required to be paid under applicable Legal Requirements in connection with the execution, delivery, recordation, filing, registration, perfection or enforcement of any of the Loan Documents, including, without limitation, the Mortgage, have been paid or are being paid simultaneously herewith. All taxes and governmental assessments due and owing in respect of the Premises have been paid or are insured against by the title insurance policy to be issued in connection with the Mortgage, or else an escrow of funds in an amount sufficient to cover such payments has been established hereunder.

(q) Mortgagor acknowledges that it is required by Mortgagee to be a Special Purpose Entity pursuant to the provisions of this Mortgage, and shall not hold or acquire, directly or indirectly, any ownership interest (legal or equitable) in any real or personal property other than the Premises, or become a shareholder of or a member or partner in any entity which acquires any property other than the Premises, until such time as of the Indebtedness due and owing under the Note has been fully repaid and all obligations under the Loan Documents are satisfied. Mortgagor's operating agreement (1) limits its purpose to the acquisition, development, sale, ownership, leasing, transferring, exchanging, management, operation, mortgaging, financing, refinancing and maintenance of the Premises, (2) prohibits other activities, mergers, consolidations and asset sales until such time as the Indebtedness has been fully repaid, (3) prohibits additional liens and encumbrances of any kind against the Premises without Mortgagee's consent, (4) contain separateness and lien covenants satisfactory to Mortgagee and substantially similar to those set forth in this Section 4(q), and (5) provides that such provisions shall not be amended without the prior written consent of Mortgagee. Mortgagor hereby represents and warrants to, and covenants with Mortgagee that:

(i) Mortgagor is organized solely for the purpose of acquiring, developing, owning, holding, selling, leasing, transferring, exchanging, managing, operating and maintaining the Premises, entering into the Loan Documents with the Mortgagee, refinancing the Premises in connection with a permitted repayment of the Loan, and transacting lawful business that is incident, necessary and appropriate to accomplish the foregoing;

(ii) Mortgagor is not engaged and will not engage in any business unrelated to the acquisition, development, sale, ownership, leasing, transferring, exchanging, management, operation, mortgaging, financing, refinancing and maintenance of the Premises;

(iii) Mortgagor does not have and will not have any assets other than the Premises and such incidental personal property as may be necessary for the operation of the Premises;

(iv) Mortgagor is solvent and pays its debts and liabilities (including, as applicable, shared personnel and overhead expenses) from its assets as the same become due, and endeavors to maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;

(v) Mortgagor has not failed and will not fail to correct any known misunderstanding regarding the separate identity of such entity;

(vi) Mortgagor will maintain its accounts, books and records separate from any other individual, corporation, partnership, limited liability company or any other entity or fiduciary acting in such capacity on behalf of any of the foregoing (collectively, "Person");

(vii) Mortgagor will file its own tax returns; provided, however, that its assets and income may be included in a consolidated tax return of its parent companies if inclusion on such consolidated tax return is in compliance with applicable law or, in the event that such Mortgagor is a disregarded entity for federal tax purposes, then its assets and income may be included on the tax returns filed by its owner;

(viii) Mortgagor has maintained and will maintain its own resolutions and agreements;

(ix) Mortgagor (1) has not commingled and will not commingle its funds or assets with those of any other Person, (2) will pay its obligations solely with its own assets, and (3) has not participated and will not participate in any cash management system with any other Person other than Mortgagee;

(x) Mortgagor has held and will hold its assets in its own name;

(xi) Mortgagor has held itself out and identified itself and will hold itself out and identify itself, and has conducted and will conduct its business in its own name. For purposes of this Mortgage, an "**Affiliate**" shall mean, as to any Person, any other Person that, directly or indirectly, owns more than fifty percent (50%) of, is in control of, is controlled by or is under common ownership or control with such Person or is a director or officer of such Person or of an Affiliate of such Person. As used in this definition, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management, policies or activities of a Person, whether through ownership of voting securities, by contract or otherwise;

(xii) Mortgagor has maintained and will maintain its balance sheets, operating statements and other entity documents separate from any other Person and has not permitted and will not permit its assets to be listed as assets on the financial statement of

any other entity except as required or permitted by generally accepted accounting principles; provided, however, that any such consolidated financial statement shall contain a note indicating that it maintains separate balance sheets and operating statements for such Mortgagor and for the Premises;

(xiii) Mortgagor has a sufficient number of employees in light of its contemplated business operations, which may be none, and pays the salaries of its own employees, if any;

(xiv) Mortgagor has observed and will observe all partnership, corporate or limited liability company formalities, as applicable;

(xv) Mortgagor has no, and will have no, Indebtedness (including loans (whether or not such loans are evidenced by a written agreement) between such Mortgagor and any affiliates of Mortgagor other than (i) with respect to Mortgagor, the Loan, and (ii) with respect to Mortgagor, unsecured liabilities incurred in the ordinary course of business relating to the routine administration of Mortgagor, and unsecured liabilities incurred in the ordinary course of business relating to the ownership and operation of the Premises, which liabilities are owed to unrelated third parties, are not more than sixty (60) days past the date incurred and are paid when due (unless disputed in accordance with applicable law), which are not evidenced by a note, and are in amounts that are normal and reasonable under the circumstances, but in any event shall not exceed $25,000.00;

(xvi) Mortgagor will not guarantee or become obligated for the debts of any other entity or Person or hold out its credit as being available to satisfy the obligations of any other entity or Person, including not acquiring obligations or securities of its partners, members or shareholders;

(xvii) Mortgagor has not and will not acquire obligations of its partners, members or shareholders or any other affiliate;

(xviii) Mortgagor has allocated and will allocate fairly and reasonably any overhead expenses that are shared with any affiliate, including, but not limited to, paying for shared office space and services performed by any employee of an affiliate;

(xix) Mortgagor has not maintained or used, and will not maintain or use, invoices and checks bearing the name of any other Person, and will use its own stationery for written communications with all other Persons;

(xx) Mortgagor has not pledged and will not pledge its assets for the benefit of any other Person except as permitted or required pursuant to this Mortgage;

(xxi) Mortgagor has maintained and will maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any other Person;

(xxii) Mortgagor has not made and will not make loans to any Person or hold evidence of Indebtedness issued by any other Person or entity (other than cash and investment-grade securities issued by an entity that is not an affiliate of or subject to common ownership with such entity);

(xxiii) Mortgagor has not identified and will not identify its partners, members or shareholders, or any affiliate of any of them, as a division or part of it, and has not identified itself and shall not identify itself as a division of any other Person (except to the extent such treatment may be required under the federal income tax law and similar state law for disregarded entities);

(xiv) Mortgagor has not entered into or been a party to, and will not enter into or be a party to, any transaction with its partners, members, shareholders or affiliates except in the ordinary course of its business and on terms which are intrinsically fair, commercially reasonable and are substantially similar to those that would be obtained in a comparable arm's-length transaction with an unrelated third party;

(xv) Mortgagor does not and will not have any of its obligations guaranteed by any affiliate except as otherwise required in the Loan Documents;

(xvi) Mortgagor has complied and will comply with all of the terms and provisions contained in its organizational documents. The statement of facts contained in its organizational documents is true and correct and will remain true and correct.

(r) To the extent required, Mortgagor has filed (or has obtained effective extensions for filing) all federal, state and local tax returns required to be filed and have paid or made adequate provision for the payment of all federal, state and local taxes, charges and assessments payable by Mortgagor. Mortgagor believes that its tax returns (if any) properly reflect the income and taxes of Mortgagor for the periods covered thereby, subject only to reasonable adjustments required by the Internal Revenue Service or other applicable tax authority upon audit.

(s) Mortgagor (i) has not entered into the transaction or any Loan Document with the actual intent to hinder, delay, or defraud any creditor and (ii) received reasonably equivalent value in exchange for its obligations under the Loan Documents. Giving effect to the Loan, the fair saleable value of Mortgagor's assets exceeds and will, immediately following the making of the Loan, exceed Mortgagor's total liabilities, including, without limitation, subordinated, unliquidated, disputed and contingent liabilities. The fair saleable value of Mortgagor's assets is and will, immediately following the making of the Loan, be greater than Mortgagor's probable liabilities, including the maximum amount of its contingent liabilities on its debts as such debts become absolute and matured. Mortgagor's assets do not and, immediately following the making of the Loan, will not constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. Mortgagor does not intend to, and does not believe that it will, incur Indebtedness and liabilities (including contingent liabilities and other commitments) beyond its ability to pay such Indebtedness and liabilities as they mature (taking into account the timing and amounts of cash to be received by Mortgagor and the amounts to be

payable on or in respect of obligations of Mortgagor).

(t) Mortgagor has not borrowed or received financing, secured or unsecured, that has not been heretofore repaid in full.

(u) Mortgagor is not contemplating either the filing of a petition by it under any state or federal bankruptcy or insolvency laws or the liquidation of its assets or property, and Mortgagor does not have any knowledge of any Person contemplating the filing of any such petition against it.

(v) To the best of Mortgagor's knowledge, no information contained in this Mortgage, the other Loan Documents, or any written statement furnished by or on behalf of Mortgagor pursuant to the terms of this Mortgage contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were made. There is no fact or circumstance presently known to Mortgagor which has not been disclosed to Mortgagee and which materially adversely affects, or is reasonably likely to materially adversely affect, the Premises, Mortgagor or its business, operations or condition (financial or otherwise).

(w) Mortgagor is not a "foreign person" within the meaning of Section 1445(f)(3) of the Code.

(x) To the best of Mortgagor's knowledge, there has been no material adverse change in any condition, fact, circumstance or event that would make the financial statements, rent rolls, reports, certificates or other documents submitted in connection with the Loan inaccurate, incomplete or otherwise misleading in any material respect or that otherwise materially and adversely affects the business operations or the financial condition of Mortgagor or the Premises.

(y) The representations and warranties set forth in Section 4 shall survive, and any covenants contained in this Mortgage shall continue, for so long as any amount remains payable to Mortgagee under this Mortgage or any of the other Loan Documents.

5. In the event of any default in the performance of any of the Mortgagor's covenants or agreements specified herein, the Mortgagee may, at the option of the Mortgagee, perform the same, and the cost thereof, at the Default Rate specified in Article 30 hereof shall immediately be due from the Mortgagor to the Mortgagee and be secured by this Mortgage.

6. Regarding taxes and insurance:

A. Mortgagor will pay (or cause to be paid) all taxes (including real estate taxes), assessments, water rates, sewer rents and other charges now or hereafter levied against the Premises or any part thereof, and also any and all license fees or similar charges which may be imposed by the municipality in which the Premises are situated for the use of walks, chutes, areas and other space beyond the lot line and on or abutting the public sidewalks in front of or adjoining the Premises, together with any penalties or interest on any of the foregoing, and in default thereof the Mortgagee may pay the same, and the Mortgagor will repay the same with interest thereon at the Default Rate specified in Article 30 hereof, and the same shall be added to

the Indebtedness secured hereby and be secured by this Mortgage; that upon request of the Mortgagee, the Mortgagor will exhibit to the Mortgagee receipts for the payment of all items specified in this Article prior to the date when the same shall become delinquent.

B. Mortgagor shall deposit with the Mortgagee, on the first day of each and every month a sum equal to one-twelfth (1/12) of the annual real estate taxes, assessments, water rates, sewer rents and other charges specified in this Article 6 (hereinafter collectively referred to as "**taxes**"). The Mortgagor shall also deposit with the Mortgagee, if such deposits shall be so required, at least thirty (30) days prior to the due date of each installment of such taxes, such additional amount as may be determined by the Mortgagee in order to provide the Mortgagee with funds sufficient to pay such installment. It is the intention of the parties that, if such deposits shall be so required, the Mortgagor shall deposit with the Mortgagee the necessary funds so that the Mortgagee, at all times until the full payment and satisfaction of this Mortgage, shall have on hand sufficient deposits covering the accrued amounts of such taxes. If permitted by law, the said funds shall bear no interest and may be commingled with other funds of the Mortgagee. The Mortgagee shall have no obligation to use said funds to pay an installment of taxes prior to the last day on which payment thereof may be made without penalty or interest. If the whole of the principal sum and interest secured hereby shall be declared due and payable by the Mortgagee pursuant to Article 19 hereof, all such deposits may, at the option of the Mortgagee, be applied in reduction of said principal sum and interest, as the Mortgagee shall elect. Upon full payment and satisfaction of this Mortgage or at any prior time, at the election of the Mortgagee, the balance of the deposits then in its possession shall be paid over to the record owner of the Premises, and no other party shall have any right or claim thereto in any event.

7. The holder of this Mortgage, in any action to foreclose it, shall be entitled to the appointment of a receiver.

8. Mortgagor, within five (5) days upon request in person or within ten (10) days upon request by mail, will furnish to the Mortgagee a written statement, duly acknowledged, certifying as to the principal amount due on this Mortgage and the amount of interest due hereunder. In addition, Mortgagor, within ten (10) days upon request by mail, shall deliver to Mortgagee an estoppel certificate from each tenant under any lease of all or a portion of the Premises or otherwise in possession thereof. Such certificate shall be on a form reasonably satisfactory to Mortgagee or, alternatively, may be in the form required under such lease.

9. All notices hereunder or under any applicable law pertaining hereto shall be in writing and shall be deemed sufficiently given or served for all purposes when delivered (i) by personal service or courier service, and shall be deemed given on the date when signed for or, if refused, when refused by the person designated as an agent for receipt of service; (ii) by United States certified mail, return receipt requested, postage prepaid, and shall be deemed given two (2) days after being sent; or (iii) by express overnight courier service, upon one business day after being deposited with the express overnight courier service, to any party hereto at the following address:

If to Mortgagee:	Doral Bank 623 Fifth Avenue, 13th Floor New York, New York 10022 Attn: Loan Servicing Department
with a copy to:	McCarter English, LLP Four Gateway Center 100 Mulberry Street Newark, New Jersey 07102 Attn: Jeffrey A. Petit, Esq.
If to Mortgagor:	2520 Tilden Fee, LLC c/o United Realty Partners, LLC 44 Wall Street New York, New York 10005 Attn: Jacob Frydman Barry Funt

or such other address of which a party shall have notified the party giving such notice in writing as aforesaid. For purposes hereof, notices may be given by the parties hereto or by their attorneys identified above.

10. Mortgagor warrants the title to the Premises.

11. In case of a foreclosure sale, the Premises, or so much thereof as may be affected by this Mortgage, may be sold in one parcel.

12. If any action or proceeding be commenced (including an action to foreclose this Mortgage or to collect the Indebtedness secured hereby), in which the Mortgagee becomes a party or participates, by reason of being the holder of this Mortgage or the Indebtedness secured hereby, all sums paid by the Mortgagee for the expense of so becoming a party or participating (including reasonable counsel fees) shall on demand be paid by the Mortgagor, together with interest thereon at the Default Rate specified in Article 30, and shall be a lien on the Premises, prior to any right or title to, interest in, or claim upon the Premises of any lien subordinate to the lien of this Mortgage, and shall be deemed to be secured by this Mortgage and evidenced by the Note. In any action or proceeding to foreclose this Mortgage, or to recover or collect the Indebtedness secured hereby, Mortgagor agrees to pay Mortgagee's reasonable attorneys' fees and the provisions of law respecting the recovering of costs, disbursements and allowances shall also apply.

13. Mortgagor will maintain (or cause to be maintained) the Premises (including, without limitation, the Building Equipment) in good condition and repair, will not threaten, commit, permit or suffer to exist any waste thereof or the conduct of any nuisance or unlawful occupation or business on, or use of, the Premises by any tenant or otherwise, and will comply with, or cause to be complied with all statutes, ordinances and requirements of any governmental authority relating to the Premises; that the Mortgagor will promptly repair, restore, replace or rebuild any

part of the Premises or the Building Equipment now or hereafter subject to the lien of this Mortgage which may be damaged or destroyed by any casualty whatsoever or which may be affected by any proceeding in condemnation; that the Mortgagor will complete and pay for, within a reasonable time, any structure or other improvement at any time in the process of construction on the Premises; and that the Mortgagor will not initiate, join in, or consent to any change in any private restrictive covenant, zoning ordinance, or other public or private restrictions, limiting or defining the uses which may be made of the Premises, or any part thereof.

14. Notwithstanding any taking by eminent domain or other government action causing injury to, or decrease in value of, the Premises and creating a right to compensation therefor, including the change of the grade of any street, the Mortgagor shall continue to pay interest computed at the rate reserved in the Note, on the entire unpaid principal amount thereof, until the award or compensation for such taking or other action shall have been actually received by the Mortgagee, and such award or compensation need not be applied by the Mortgagee in reduction of principal but may be applied in such proportions and priority as the Mortgagee, in its sole discretion, may elect (a) to the payment of principal, interest or other sums secured by this Mortgage, or (b) to payment to the Mortgagor, in such manner and on such conditions as the Mortgagee may specify, for the sole purpose of altering, restoring or rebuilding any part of the Premises which may have been altered, damaged or destroyed as a result of any such taking or other action; that if, prior to the receipt by the Mortgagee of such award or compensation, the Premises shall have been sold on foreclosure of this Mortgage, the Mortgagee shall have the right to receive said award or compensation to the extent of any deficiency found to be due upon such sale, with interest thereon as provided in the Note, whether or not a deficiency judgment on this Mortgage shall have been sought or recovered or denied, together with reasonable counsel fees and the costs and disbursements incurred by the Mortgagee in connection with the collection of such award or compensation.

15. Mortgagee and any persons authorized by the Mortgagee shall have the right to enter and inspect the Premises at all reasonable times; and that if, at any time the management or maintenance of the Premises shall be determined by the Mortgagee to be unsatisfactory, the Mortgagor shall employ as managing agent of the Premises such person or firm as from time to time shall be approved by the Mortgagee. Mortgagor shall not enter into any agreement relating to the management or operation of the Premises without the express prior written consent of Mortgagee, which consent shall not be unreasonably withheld. If at any time Mortgagee consents to the appointment of a manager, such manager and Mortgagor shall, as a condition of Mortgagee's consent, execute an Assignment and Subordination of Management Agreement in the form then used by Mortgagee. If Mortgagor enters into an agreement relating to the operation and management of the Mortgaged Property approved by Mortgagee, Mortgagor shall maintain such agreement in full force and effect and timely perform all of Mortgagor's obligations thereunder and enforce performance of all obligations of the Manager thereunder, and not permit the termination or amendment of such subsequent agreement relating to the operation and management of the Mortgaged Property approved by Mortgagee, unless the prior written consent of Mortgagee is first obtained. Upon the occurrence of a default hereunder, or upon the occurrence of a default by the manager under any management agreement which is not cured within any applicable grace period, or if the manager becomes insolvent or if a bankruptcy filing is commence by or against the manager, then, in any such event, Mortgagor at Mortgagee's

request made at any time while such event continues, shall terminate such management agreement and replace the manager with a manager approved by Mortgagee.

16. During the term of the Note, Mortgagor shall submit or cause to be submitted to Mortgagee, the following:

(i) within sixty (60) days after Mortgagor's fiscal year end, annual financial statements for the Premises and the Mortgagor. The term financial statements as used herein shall include, but not be limited to, cash flow statements, statements of financial condition (detailed balance sheet), income and expense statements, and one year projections, dated and certified by Mortgagor within thirty (30) days of its delivery to Mortgagee;

(ii) within fifteen (15) days of filing, copies of Mortgagor's federal tax returns;

(iii) within sixty (60) days of any guarantor's fiscal year end, such guarantor's updated personal financial statements including detailed balance sheet, income statement, cash flow statement, real estate cash flow statement and contingent liability schedule, which shall indicate no material adverse change from the statements provided during loan approval;

(iv) within fifteen (15) days after filing, copies of any guarantor's federal tax returns;

(v) within ten (10) days after payment, evidence of payment of real estate taxes, insurance premiums, water and sewer charges as may be required by Mortgagee;

(vi) upon the Mortgagee's request, but not more than monthly, updated financial information for the Premises, including without limitation an income and expense statement, updated leasing status reports, operating statements and rent roll of the Premises certified by Mortgagor.

A late fee equal to 1/12 of 1% of the outstanding principal balance of the Loan which shall be paid by Mortgagor to Mortgagee for each thirty (30) day period in which Mortgagor fails to deliver to Mortgagee any of the above items.

17. Mortgagor hereby assigns to the Mortgagee, as further security for the payment of the Indebtedness secured hereby, the rents, issues and profits of the Premises, together with all leases and other documents evidencing such rents, issues and profits now or hereafter in effect and shall, upon demand, deliver to the Mortgagee an executed counterpart of each such lease or other document. Nothing contained in the foregoing sentence shall be construed to bind the Mortgagee to the performance of any of the covenants, conditions or provisions contained in any such lease or other document or otherwise to impose any obligation on the Mortgagee (including any liability under the covenant of quiet enjoyment contained in any lease in the event that any tenant shall have been joined as a party defendant in any action to foreclose this Mortgage and shall have been barred and foreclosed thereby of all right, title and interest and equity of redemption in the Premises), except that the Mortgagee shall be accountable for any money actually received pursuant to such assignment. The Mortgagor hereby further grants to the Mortgagee the right (a) to enter upon and take possession of the Premises for the purpose of collecting the said rents,

issues and profits, (b) to dispossess by the usual summary proceedings any tenant defaulting in the payment thereof to the Mortgagee, (c) to let the Premises or any part thereof and (d) to apply the rents, issues and profits, after payment of all necessary charges and expenses, on account of the Indebtedness. Such assignment and grant shall continue in effect until the Indebtedness secured by this Mortgage is paid, the execution of this Mortgage constituting and evidencing the irrevocable consent of the Mortgagor to the entry upon and taking possession of the Premises by the Mortgagee pursuant to such grant, whether foreclosure has been instituted or not and without applying for a receiver. The Mortgagee, however, hereby waives the right to enter upon and take possession of the Premises for the purpose of collecting the rents, issues and profits, and the Mortgagor shall be entitled to collect and receive the same until the occurrence of a default by the Mortgagor under any of the covenants, conditions or agreements contained in this Mortgage. The Mortgagor agrees to hold in trust such rents, issues and profits for the payment of principal and interest becoming due on this Mortgage and in payment of taxes, assessments, water rates, sewer rents and carrying charges becoming due against the Premises. Such right of the Mortgagor to collect and receive the rents, issues and profits may be revoked by the Mortgagee upon any default by the Mortgagor hereunder or under the Note by giving written notice of such revocation served personally upon or sent by registered or certified mail to the record owner of the Premises. In the event of any default under this Mortgage, the Mortgagor will pay monthly in advance to the Mortgagee, on its entry into possession pursuant to the foregoing grant, or to any receiver appointed to collect the rents, issues and profits, the fair and reasonable rental value for the use and occupation of the Premises or of such part thereof as may be in the possession of the Mortgagor, and upon default in any such payment will vacate and surrender the possession of the Premises or such part thereof, as the case may be, to the Mortgagee or to such receiver, and in default thereof, may be evicted by summary proceedings. If Mortgagor has assigned the leases and rents to Mortgagee by a separate assignment which has been recorded, the separate recorded assignment shall for all purposes, supersede the assignment set forth in this Article 17. In all other events, this Article shall prevail.

18. Mortgagor has no right or power, as against the Mortgagee without its consent, to cancel, abridge or otherwise modify the leases or subleases of the Premises or any of the terms, provisions or covenants thereof or to accept prepayments of installments of rent to become due thereunder, and the Mortgagor shall not do so without such consent, which shall not be unreasonably withheld. Upon notice and demand, the Mortgagor will, from time to time, execute, acknowledge and deliver or cause to be executed, acknowledged and delivered to the Mortgagee, in form satisfactory to the Mortgagee, one or more separate assignments (confirmatory of the general assignment provided in Article 17 hereof) of the lessor's interest in any lease or sublease now or hereafter affecting the whole or any part of the Premises restricting the Mortgagor's right or power, as against the Mortgagee, without its consent, to cancel, abridge or otherwise modify, or accept prepayments of installments of rent to become due under, any lease or sublease hereafter in existence, which is of the character described in the second sentence of this Article. The Mortgagor shall pay to the Mortgagee on demand any expenses incurred by the Mortgagee in connection with the preparation and recording of any such assignment or agreement. With respect to any lease referred to in this Article, or which at any time is covered by any such agreement or any such assignment of lessor's interest in such lease, the Mortgagor will (a) fulfill or perform each and every condition and covenant of the same to be fulfilled or performed by the

landlord thereunder, (b) give prompt notice to the Mortgagee of any notice of default by the landlord thereunder received by the Mortgagor, together with a complete copy of any such notice and (c) enforce the performance or observance of each and every covenant and condition by the lessee thereunder to be performed or observed.

19. The whole of said principal sum and the interest shall become due at the option of the Mortgagee: (a) after default in the payment of any installment of principal or interest when due by the terms of the Note; or (b) after default in the payment of any tax, water rate, sewer rent, assessment or vault license fee after the same first becomes due and payable it being understood and agreed that an assessment which has been made payable in installments at the application of the Mortgagor or any lessee of the Premises shall nevertheless, for the purposes of this clause, be deemed due and payable in its entirety on the date the installment becomes due and payable or a lien; or if the Mortgagor, within thirty (30) days of written demand, fails to furnish the Mortgagee with receipted tax bills or other proof of payment of the aforesaid items by no later than the dates on which such items must be paid so as not to constitute a default hereunder; or (c) after default, after thirty (30) days' notice and demand, either in assigning and delivering the policies of insurance herein described or referred to, or in reimbursing the Mortgagee for premiums paid on such insurance, as hereinbefore provided; or (d) upon the actual or threatened waste, removal or demolition of any building or other property on the Premises, except as permitted by Article 3; or (e) upon assignment by the Mortgagor of the whole or any part of the rents, issues or profits arising from the Premises to any person without the prior written consent of the Mortgagee, or if, without such written consent, the Mortgagor shall further encumber the Premises for debt; or (f) if the Premises and improvements thereon are not maintained in reasonably good condition and repair; or (g) after failure, beyond thirty (30) days of demand, to comply with any requirement or order or notice of violation of law or ordinance issued by any governmental department claiming jurisdiction over the Premises within the time set forth for compliance therein or as otherwise specified by the Mortgagee; or (h) if, on application of the Mortgagee, two or more fire insurance companies lawfully doing business in the State of New York refuse to issue policies insuring the buildings on the Premises; or (i) after thirty (30) days' notice to the Mortgagor, in the event of the passage of any law deducting from the value of land for the purposes of taxation any lien thereon, or changing in any way the taxation of mortgages or debts secured thereby for federal, state or local purposes or the manner of collecting such taxes, and imposing a tax either directly or indirectly, on this Mortgage or the Note; or (j) if the Mortgagor shall fail to make payment of any other sums (other than principal, interest, or the tax and insurance deposits which Mortgagee may require by virtue of Article 6(B) of this Mortgage, each of which are due on the first of each month without demand) required to be paid hereunder within fifteen (15) days after written notice; or (k) after default upon written request to furnish within thirty (30) days a statement of the amount due on this Mortgage and whether any offsets or defenses exist against the mortgage debt, as hereinbefore provided; or (l) after default, beyond thirty (30) days after written demand, in furnishing the financial statements and tax returns within the respective time periods provided in Article 16; or (m) if the Mortgagor shall fail to comply with any other covenants or conditions contained in this Mortgage or to cure any default which may be cured by the payment of money, and, except with respect to failure to pay money, such failure shall continue unremedied for more than thirty (30) days after written notice; or (n) if the Mortgagor (or any member, partner, or shareholder of the Mortgagor as the case may be) shall:

(i) admit in writing its inability to pay its debts generally as they become due; (ii) file a petition in bankruptcy or a petition to take advantage of any insolvency act; (iii) consent to, or acquiesce in, the appointment of a receiver, liquidator or trustee of itself or of the whole or any substantial part of its properties or assets; (iv) file a petition or answer seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under the federal bankruptcy laws or any other applicable law; or (o)(i) if, without the consent or acquiescence of the Mortgagor, a court of competent jurisdiction shall enter an order, judgment or decree appointing a receiver, liquidator, or trustee of the Mortgagor or any member, partner or shareholder of the Mortgagor as the case may be, or of the whole or any substantial part of the property or assets of Mortgagor, and such order, judgment or decree shall remain unvacated, or not set aside, or unstayed for sixty (60) days, or (ii) if a petition shall be filed against Mortgagor seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the federal bankruptcy laws or any other applicable law, and Mortgagor shall not have moved to have the same dismissed within sixty (60) days, or (iii) if, under the provisions of any other law for the relief or aid of debtors, any court of competent jurisdiction shall assume custody or control of the Mortgagor or of the whole or any substantial part of any of its properties or assets, and such custody or control shall remain unterminated or unstayed for thirty (30) days; or (p) if judgment for the payment of money shall be rendered against the undersigned or any guarantor, any tax deficiency notice or lien by any governmental authority shall be filed against the undersigned or any guarantor, and the same shall not be effectively stayed and shall not be paid, bonded, released and discharged within sixty (60) days after entry; or (q) if any representation, warranty or statement contained in any writing delivered to the Mortgagee prior to, simultaneously with or subsequent to the execution and delivery hereof shall prove to be incorrect in any material respect; or (r) if the Premises or any part thereof, or operating control or management thereof, are transferred or conveyed or if the Mortgagor shall sell or transfer all or substantially all of its interest in the Premises; or (s) if the Mortgagor shall cause or institute any proceeding for the dissolution or termination of the Mortgagor; or (t) if a default occurs under any mortgage which is a lien on the Premises or the mortgagee under any such mortgage commences a foreclosure action in connection with such mortgage; or (u) if the Mortgagor defaults under any other agreement with the Mortgagee relating to the Premises and made prior to, simultaneously with or subsequent to the execution and delivery of this Mortgage; or (v) if any interest in the Mortgagor (share, membership, or partnership) shall be sold, assigned, transferred, conveyed, mortgaged, pledged, hypothecated or alienated without the prior written consent of the Mortgagee, become subject to any lien, encumbrance, mortgage, pledge, charge or claim, other than as otherwise specifically set forth herein, irrespective of whether any such lien, encumbrance, mortgage, pledge, charge or claim was created voluntarily or otherwise; or (w) if Mortgagor fails to maintain the DSCR required by Article 37 herein; or (x) if Mortgagor defaults under the terms or conditions of any reserve agreement made by Mortgagor with Mortgagee in connection with the Loan, including, without limitation, the Principal, Interest and Tax Payment Reserve and Security Agreement, the Replacement Reserve and Security Agreement and the Deposit Reserve and Security Agreement.

20. Upon the occurrence and during the continuance of any default hereunder or under the Note, the Mortgagee may, in addition to any rights or remedies available to it hereunder and under the Note, take such action, without notice or demand or further stay, any law, usage or

custom to the contrary notwithstanding, unless otherwise expressly provided for herein, as it deems advisable to protect and enforce its rights against the Mortgagor and in and to the Premises, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as the Mortgagee may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of the Mortgagee: (a) declare the entire unpaid Indebtedness to be immediately due and payable; or (b) enter into or upon the Premises, either personally or by its agents, nominees or attorneys and dispossess the Mortgagor and its agents and servants therefrom, and thereupon the Mortgagee may (i) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Premises and conduct the business thereat; (ii) complete any construction on the Premises in such manner and form as the Mortgagee deems advisable; (iii) make alterations, additions, renewals, replacements and improvements to or on the Premises; (iv) exercise all rights and powers of the Mortgagor with respect to the Premises, whether in the name of the Mortgagor or otherwise, including, without limitation, the right to make, cancel, enforce or modify leases, obtain and evict tenants, and demand, sue for, collect and receive all earnings, revenues, rents, issues, profits and other income of the Premises and every part thereof; and (v) apply the receipts from the Premises to the payment of the Indebtedness, after deducting therefrom all expenses (including reasonable attorneys' fees) incurred in connection with the aforesaid operations and all amounts necessary to pay the taxes, assessments, insurance and other charges in connection with the Premises, as well as just compensation for the services of the Mortgagee, its counsel, agents and employees; or (c) institute proceedings for the complete foreclosure of this Mortgage in which case the Premises may be sold for cash or credit in one or more parcels; or (d) with or without entry and, to the extent permitted, and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Mortgage for the portion of the Indebtedness then due and payable, subject to the lien of this Mortgage continuing unimpaired and without loss of priority so as to secure the balance of the Indebtedness not then due; or (e) sell the Premises or any part thereof and all estate, claim, demand, right, title and interest of the Mortgagor therein and rights of redemption thereof, pursuant to power of sale pursuant to any procedures provided by applicable law, at one or more sales, in whole or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law, and in the event of a sale by foreclosure or otherwise, of less than all of the Premises, this Mortgage shall continue as a lien on the remaining portion of the Premises; or (f) institute an action, suit or proceeding in equity for the specific performance of any covenants, condition or agreement contained herein or in the Note; or (g) recover judgment on the Note either before, during or after or in lieu of any proceedings for the enforcement of this Mortgage; or (h) apply for the appointment of a custodian, trustee, receiver, liquidator or conservator of the Premises, without regard for the adequacy of the security for the Indebtedness and without regard for the solvency of the Mortgagor or of any person, firm or other entity liable for the payment of the Indebtedness to which appointment the Mortgagor does hereby consent without notice; or (i) pursue such other remedies as the Mortgagee may have under applicable law. Mortgagor hereby irrevocably waives the right to raise any defense or declare bankruptcy or require its consent to a foreclosure or otherwise with respect to Mortgagee's exercise of any such rights or remedies.

21. Mortgagor will, in compliance with Section 13 of the Lien Law, receive the advances secured hereby and will hold the right to receive such advances as a trust fund to be applied first for the purpose of paying the cost of improvement and will apply the same first to the payment of the cost of improvement before using any part of the total of the same for any other purpose.

22. Any failure by the Mortgagee to insist upon the strict performance by the Mortgagor of any of the terms and provisions hereof shall not be deemed to be a waiver of any of such terms and provisions, and the Mortgagee, notwithstanding any such failure, shall have the right hereafter to insist upon the strict performance by the Mortgagor of any and all of the terms and provisions of this Mortgage to be performed by the Mortgagor; that neither the Mortgagor nor any other person now or hereafter obligated for the payment of the whole or any part of the sums now or hereafter secured by this Mortgage shall be relieved of such obligation by reason of the failure of the Mortgagee to comply with any request of the Mortgagor, or of any other person so obligated, to take action to foreclose this Mortgage or otherwise enforce any of the provisions of this Mortgage or any obligations secured by this Mortgage, or by reason of the release, regardless of consideration, of the whole or any part of the security held for the Indebtedness secured by this Mortgage, or by reason of any agreement or stipulation between any subsequent owner or owners of the Premises and the Mortgagee extending the time of payment or modifying the terms of the Note or this Mortgage without first having obtained the consent of the Mortgagor or such other person, and in the latter event the Mortgagor and all such other persons shall continue to be liable to make such payments according to the terms of any such agreement of extension or modification unless expressly released and discharged in writing by the Mortgagee; that regardless of consideration, and without the necessity for any notice to or consent by the holder of any subordinate lien on the Premises, the Mortgagee may release the obligation of anyone at any time liable for any of the Indebtedness secured by this Mortgage or any part of the security held for the Indebtedness without, as to the security or the remainder thereof, in any way impairing or affecting the lien hereof or the priority thereof over any subordinate encumbrance; and that the Mortgagee may resort for the payment of the Indebtedness secured hereby to any other security therefor held by the Mortgagee in such order and manner as the Mortgagee may elect.

23. If at any time the United States of America, any state thereof or any governmental subdivision of such state, having jurisdiction, shall require internal revenue stamps to be affixed to the Note, or other tax paid on or in connection therewith, the Mortgagor will pay the same with any interest or penalties imposed in connection therewith.

24. Whether or not the Mortgagor and the Mortgagee shall respectively become debtor and secured party named in any Uniform Commercial Code Financing Statement affecting the Building Equipment or other property referred to or described herein, this Mortgage shall constitute and be deemed a Security Agreement as defined in the Uniform Commercial Code of the State of New York, and the remedies for any violation of the covenants, terms, conditions and agreements herein contained shall be (a) as prescribed herein, (b) by law, or (c) as to such part of the security which is also reflected in the Financing Statement referred to above, by the specific statutory consequences now or hereafter enacted and specified in said Uniform Commercial Code, all at the Mortgagee's sole election. The filing of such a Financing Statement in the records normally having to do with personal property shall never be construed as in any way

derogating from or impairing this declaration and hereby stated intention of the parties hereto that all items of Building Equipment and other property used in connection with the production of income from the Premises (furniture only excepted) or adapted for use therein and which are described or reflected in this Mortgage are, and at all times and for all purposes and in all proceedings, both legal and equitable, shall be, regarded as part of the real estate, irrespective of whether or not (i) any such item is physically attached to the improvements, (ii) serial numbers are used for the better identification of certain equipment items capable of being thus identified in a recital contained herein or in any list filed with the Mortgagee, or (iii) any such item is referred to or reflected in any such Financing Statement so filed at any time. Similarly, the mention in any such Financing Statement of (1) the rights in or the proceeds of any fire or hazard insurance policy, (2) any award in eminent domain proceedings for a taking or for loss of value, or (3) the debtor's interest as lessor in any present or future lease or rights to income growing out of the use or occupancy of the Premises, whether pursuant to a lease or otherwise, shall never be construed as in any way altering any of the rights of the Mortgagee as determined by this instrument or impugning the priority of the Mortgagee's lien granted hereby or by any other recorded document, but such mention in the Financing Statement is declared to be for the protection of the Mortgagee in the event any court or judge shall at any time hold with respect to (1), (2) or (3) that notice of the Mortgagee's priority of interest, to be effective against a particular class of persons, including the Federal government and any subdivision or entity of the Federal government, must be filed in the Uniform Commercial Code records. The Mortgagor hereby authorizes the Mortgagee, without the signature of the Mortgagor, to execute and file Financing Statements if the Mortgagee shall determine that such are necessary or advisable in order to perfect its security interest in any fixtures, chattels or articles of personal property covered by this Mortgage, and the Mortgagor shall pay to the Mortgagee on demand any expenses incurred by the Mortgagee in connection with the preparation, execution and filing of such statements and any continuation statements that may be filed by the Mortgagee.

25. Mortgagor will not at any time insist upon or plead or in any manner whatever claim or take any benefit or advantage of any stay or extension or moratorium law, any exemption from execution of sale of the Premises or any part thereof, wherever enacted, nor or at any time hereafter in force, which may affect the covenants and terms of performance of this Mortgage, nor claim, take or insist upon any benefit or advantage of any law now or hereafter in force providing for the valuation or appraisal of the Premises, or any part thereof, prior to any sale or sales thereof which may be made pursuant to any provision herein, or pursuant to the decree, judgment or order of any court of competent jurisdiction; nor will the Mortgagor, after any such sale or sales, claim or exercise any right under any statute heretofore or hereafter enacted to redeem the property so sold or any part thereof; and the Mortgagor hereby expressly waives all benefit or advantage of any such law or laws and covenants not to hinder, delay or impede the execution of any power herein granted or delegated to the Mortgagee, but to suffer and permit the execution of every power as though no such law or laws had been made or enacted. The Mortgagor, for itself and all who may claim under it, waives, to the extent that it lawfully may do so, all right to have the Premises marshaled upon any foreclosure hereof.

26. If Mortgagor hereafter consists of more than one party, such parties shall be jointly and severally liable under any and all obligations, covenants and agreements of the Mortgagor contained herein.

27. Mortgagor (a) shall keep this Mortgage a valid first mortgage upon the Premises; and (b) shall not at any time allow to accrue or exist any debt, lien or charge which would be prior to the lien of this Mortgage upon any part of the Premises; (c) shall not at any time create or allow to accrue or exist any debt, lien or charge which would be on a parity with or subordinate to the lien of this Mortgage upon any part of the Premises; and (d) shall not cause or permit the lien of this Mortgage to be diminished or impaired in any way.

28. Wherever used in this Mortgage, unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, the word "lease" shall mean "tenancy, subtenancy, lease or sublease", the word "Mortgagor" shall mean "Mortgagor and any subsequent owner or owners of the Premises", the word "Mortgagee" shall mean "Mortgagee or any subsequent holder or holders of this Mortgage", the word "person" shall mean "an individual, corporation, partnership or unincorporated association", and the word "Premises" shall include the real estate hereinbefore described, together with all Building Equipment, insurance awards or proceeds, condemnation awards and any other rights or property interests at any time made subject to the lien of this Mortgage by the terms hereof. Whenever the circumstances or the context of this Mortgage so requires, the singular shall be construed as the plural, the masculine as the feminine (or the neuter), and vice versa.

29. If any payment required hereunder or under any contract, instrument and other document required hereby, or at any time hereafter delivered to Mortgagee in connection herewith, is not paid within ten (10) days following the date it becomes due, Mortgagor shall pay a late charge equal to five percent (5.0%) of the amount of such unpaid payment.

30. If (a)(i) any installment under the Note or (ii) any payment due under this Mortgage, remains past due for ten (10) days or more, or (b) any other default occurs under the Note or this Mortgage which is not cured within thirty (30) days after written notice thereof then in such event the outstanding principal balance of the Note shall bear interest during the period in which the Mortgagor is in default, or subsequent to the Maturity Date (as defined in the Note), or any extension thereof in accordance with the terms herein, at a rate of twenty-four (24%) percent per annum (the "**Default Rate**"), or, if such increased rate of interest may not be collected from the Mortgagor under applicable law, then at the maximum increased rate of interest, if any, which may be collected from the Mortgagor under applicable law. If the default cannot be cured within thirty (30) days Mortgagor shall not be in default if Mortgagor commences to cure the default within thirty (30) days and diligently and in good faith prosecutes the cure until completion. If any holder of the Note at any time pays or advances any monies to protect the security of this Mortgage, or any lease or other collateral securing the Note or any guaranty thereof, interest thereon shall accrue and be payable at the rate of twenty four (24%) percent annually and the Mortgagor agrees to repay the monies so paid or advanced with interest as aforesaid on demand and the same shall be added to the Indebtedness.

31. If Mortgagee shall receive from or on behalf of the Mortgagor any sum less than the full amount then due and payable, the Mortgagee may, but shall not be obligated to, accept the same (regardless of any endorsement or condition expressed by Mortgagor with respect to such partial payment) and if it elects to accept any such payment, it may hold the same or any part thereof, without liability for interest, in a special account and it may from time to time apply the same or

any part thereof to the Indebtedness or to the payment of any taxes, assessments, sewer or water charges or insurance premiums desirable to maintain the lien of this Mortgage or to any expenses, including costs and attorneys' fees and disbursements, incurred by the Mortgagee in attempting to collect any amount owing on the Indebtedness and in bringing foreclosure proceedings with respect to this Mortgage.

32. Any entity, company or individual retained or employed by the Mortgagor to manage the Premises will not be so retained or employed unless the Mortgagee's prior written approval has first been obtained, not to be withheld in bad faith.

33. This Mortgage may not be changed or terminated orally. The covenants contained in this Mortgage shall run with the land and bind the Mortgagor, the heirs, personal representatives, successors and assigns of the Mortgagor and all subsequent encumbrances, tenants and subtenants of the Premises and shall inure to the benefit of the Mortgagee, the successors and assigns of the Mortgagee.

34. Mortgagor shall pay all costs, charges and taxes in connection with the recording of this Mortgage, including mortgage tax and any interest and penalties thereon, and all premiums and other charges relating to the issuance of a title insurance policy in favor of the Mortgagee insuring the lien and priority of this Mortgage as provided herein.

35. For purposes of this Article 35, the following shall be defined terms:

(a) "Environmental" means any surface or subsurface water, water vapor, surface or subsurface land, air, fish, wildlife, microorganisms and all other natural resources.

(b) "Environmental Law" means by law, ordinance, rule, regulation or requirement, issued by any federal, state or local governmental or quasi-governmental authority, whether now existing or hereinafter enacted, and any judicial or administrative interpretations thereof, regulating the disposal, distribution, generation, handling, manufacture, possession, processing, production, sale, storage, transport, treatment or use of Hazardous Substances or relating to the protection of the Environment.

(c) "Environmental Permits" mean all permits, licenses, approvals, authorizations, consents or registrations required by any applicable Environmental Law in connection with the ownership, use and/or operation of the Premises, including without limitation, those required for the disposal, distribution, generation, handling, manufacture, possession, processing, production, sale, storage, treatment, transport or use of Hazardous Substances.

(d) "Hazardous Substance" means any material whatsoever, which is or may potentially be harmful to the health or safety of human or animal life or vegetation, regardless of whether such material be found on or below the surface of the ground, in any surface or underground water, airborne in ambient air or in the air inside of any structure built or located upon or below the surface of the ground, or in any machinery, equipment or inventory located or used in any such structure, including but not limited to all hazardous substances, hazardous materials, hazardous wastes, toxic substances, infectious wastes, imminently hazardous

substances, pollutants and contaminants as may be from time to time defined, listed, identified, designed, or classified as such under any Environmental Law regardless of the quantity of any such material.

(e) "Release" means any discharging, disposing, emitting, leaking, pumping, pouring, emptying, injecting, escaping, leaching, dumping or spilling of any Hazardous Substance in to the environment (including the abandonment or discharging of barrels, containers, and other closed receptacles).

A. The following representations and warranties shall be a supplement to, and not to the exclusion of, the representations and warranties as set forth in the Mortgage:

1. Neither the Mortgagor, any existing or prior tenant of the Premises, any prior owner thereof nor any other person is the subject of any civil or criminal investigation or enforcement proceeding, whether administrative or judicial, respecting:

(i) any hazardous substance or threat of a Release on or affecting the Premises; or

(ii) any violation of Environmental Law by the Mortgagor, any existing or prior tenant of the premises, any prior owner thereof or any other person with respect to or affecting the Premises.

2. No litigation involving the Premises is pending against the Mortgagor, any existing or prior tenant of the Premises, any prior owner thereof or any other person in any way related to any of the aforementioned persons, or to the best of the Mortgagor's knowledge is, any such litigation threatened, which seeks to enjoin, remove or remediate a Release or violation of any Environmental Law or for any injury to any person, property, animal life or vegetation caused by a Hazardous Substance or which seeks to remove or remediate a Hazardous Substance.

3. Neither the Mortgagor, any tenant of the Premises nor any other person has received any notice from any governmental or quasi-governmental agency with respect to any Hazardous Substance on or affecting the Premises or any violation of Environmental Law with respect to or affecting the Premises.

4. The Mortgagor has no knowledge of any environmental condition on or affecting the Premises which is not set forth in the report prepared by the environmental consultant (the "**Consultant**") prior to the closing of the loan secured by this Mortgage.

5. The Premises are not currently used, nor have they been used in the past, by the Mortgagor, prior owners, tenants or prior tenants, or any other person in any way related to any of the aforementioned persons, or in violation of any Environmental Law or which could give rise to liability for Hazardous Substances, nor do conditions exist on or affect the Premises which could violate any such law or give rise to such liability.

6. There has not been a Release on or affecting the Premises nor is there presently the threat of such Release and;

7. The Mortgagor and all tenants of the Premises are in compliance with all Environmental Laws and Environmental Permits affecting the Premises.

B. The following covenants shall be a supplement to, and not to the exclusion of, the covenants as set forth in the Mortgage:

1. The Mortgagor shall not use or permit the use of the Premises in a manner that would violate any Environmental Law or give rise to the liability for Hazardous Substances, nor shall the Mortgagor cause or permit conditions to exist on or affect the Premises which would violate any such law or give rise to such liability.

2. The Mortgagor shall not permit any federal, state or local environmental lien to be levied against the Premises, even if such lien is subordinate to the lien of the Mortgage, as modified herein.

3. The Mortgagor shall provide the Mortgagee with copies of any communications with or notices from any governmental or quasi-governmental authority alleging or responding to an allegation that the Premises are not in compliance with any Environmental Law, within (5) days of the Mortgagor's receipt or sending thereof.

4. The Mortgagor and all tenants of the Premises shall possess all required Environmental Permits and shall be in compliance with such permits.

5. There shall be no threat of a Release on or affecting the Premises.

6. Mortgagor shall, at the request of the Mortgagee, obtain and maintain in force such policies of environmental impairment liability insurance or other policies of insurance insuring against loss on account of such environmentally related risks in such amounts as the Mortgagee shall deem reasonably necessary. Such policies shall be written by insurance companies which are approved by the Mortgagee and are qualified to do business in the State of New York. If the Mortgagor fails to procure such insurance after request by the Mortgagee, the Mortgagee may procure the same and add the cost to the Indebtedness secured by this Mortgage, which shall bear interest at the rate set forth in the Note.

7. No asbestos shall exist on the Premises in any form, condition or quantity, except as set forth in the assessment(s) prepared by the Consultant (provided that applicable Environmental laws, as may exist from time to time do not prohibit the existence of the asbestos in such form, condition or quantity).

8. The Mortgagor and all tenants of the Premises shall at all times be in compliance with the terms of any asbestos monitoring plan prescribed by the Consultant. Pre-existing non-friable asbestos may not be exposed to conditions under which there is a

reasonable likelihood that the asbestos or its covering will become damaged, deteriorated, delaminated or any other conditions under which the asbestos could become friable.

9. The Mortgagor and all tenants of the Premise shall comply with any obligations they may have under any Environmental Law affecting the Premises, including but not limited to, reporting requirements.

10. The Mortgagor shall provide the Mortgagee with a copy of any environmental assessment of the Premises which the Mortgagor may obtain, within (10) days of the date the Mortgagor receives the assessment.

A breach of any of the representations and warranties or covenants contained in A or B above shall constitute a default under this Mortgage, entitling the Mortgagee to all rights and remedies set forth in this Mortgage, as modified or supplemented herein. Notwithstanding anything contained in this Mortgage, Mortgagor shall not possess a right to cure a default of a breach of any representations and warranties or covenants contained in A or B above.

C. The following shall be a supplement to, and not to the exclusion of, the rights and remedies of the Mortgagee:

1. The Mortgagee may cause to be conducted environmental assessments of the Premises and surrounding areas from time to time until the loan secured by the Mortgage, as same may from time to time be modified, shall be repaid in full, as the Mortgagee deems necessary in its sole and absolute discretion, such audits and tests to be performed by an environmental consultant chosen by the Mortgagee. The Mortgagor shall pay to the Mortgagee on demand the costs of such audits or tests. Any such environmental assessments shall be considered the property of the Mortgagee, and the Mortgagee shall owe no duty of confidentiality to the Mortgagor with respects to the contents thereof. It is hereby acknowledged by the Mortgagor that the Mortgagee shall not vouch for or assume any responsibility for the scope of detail, contents or accuracy of such environmental assessment, and neither the Mortgagor nor any other party shall have any recourse to or claim against the Mortgagee for any act of omission or commission of the environmental consultant. The Mortgagor shall fully cooperate with the environmental consultant, in its preparation of the assessment, including, but not limited to, responding to questions of the consultant, providing the consultant with unlimited access at reasonable times to the Premises, the books and records of the Mortgagor, and employees of the Mortgagor, and the Mortgagor shall cause all tenants of the Premises to do the same. The Mortgagee may, from time to time at the sole cost and expense of the Mortgagor, procure the opinion of an attorney competent in environmental law when the Mortgagee believes such an opinion to be reasonably necessary, respecting the environmental condition of the Premises and the terms, conditions, sufficiency of, compliance with the transferability of all of existing and/or required Environmental Permits.

2. The Mortgagee shall have the right to require from time to time, a certification by the Mortgagor and any tenants of the Premises that there has been no change in the

environmental condition of the Premises. If there has been an asbestos monitoring plan prescribed by any consultant, the Mortgagor agrees from time to time at the request of the Mortgagee, to show evidence of compliance therewith.

The Mortgagor shall fully indemnify and hold the Mortgagee, its successors and/or assigns harmless against:

(a) Any third party claims involving Hazardous Substances, Releases on or affecting the Premises or violation of Environmental Laws in any way related to the Mortgagor or the Premises and;

(b) Any fines, penalty, payments, reasonable attorney's fees, sums paid in connection with any judicial or administrative investigation or proceedings, costs of clean-up assessed by a governmental or quasi-governmental agency and similar expenditures, that relate in any way to the Mortgagor or the Premises, without regard to whether the Mortgagor would have ultimately been responsible for such third party claims, fines, payments, fees, sums or costs. Any amounts which the Mortgagor must pay to the Mortgagee under this paragraph are payable upon demand and if unpaid, shall bear interest per annum at the Default Rate set forth in Article 30 and such amounts, with interest, shall be added to the Indebtedness secured hereby and shall be secured by this Mortgage.

36. Mortgagor shall hold the Mortgagee harmless form all brokerage claims, if any, which may be made in connection with this transaction, and under no circumstances is the Mortgagee to be liable in any way for any brokerage fees or commissions. At the closing of this Loan the Mortgagor shall pay all and any commission and/or compensation due its authorized broker.

37. Mortgagor shall maintain a Debt Service Coverage Ratio ("**DSCR**") of not less than 1.20 to 1.0 on a 30-year amortizing basis at all times based upon the most recent appraisal. "Debt Service Coverage Ratio" means Net Operating Income of the Premises for the period in question divided by the aggregate principal and interest payable on the Loan for the same period. "Net Operating Income" means all actual income from the Premises minus all operating expenses.

38. This Mortgage shall be construed and enforced in accordance with the laws of the State of New York.

38. Provided there is no default or event of default hereunder or under the Note, upon payment of this Mortgage and the Note secured hereby in full (including any prepayment fee, if applicable), and upon written request of Mortgagor, Mortgagee will deliver an assignment of this Mortgage in lieu of a satisfaction, which assignment will be without representation, warranty, or recourse by or to Mortgagee in any event or for any reason whatsoever. Mortgagor agrees to pay to Mortgagee a fee in the amount of $2,500 as an assignment and processing fee, in addition to the reasonable fees and disbursements of Mortgagee's counsel for preparation of such assignment and attendance at any closing.

39. The covenants and conditions in this Mortgage shall be construed as affording to Mortgagee rights additional to, and not exclusive of, the rights conferred under the provisions of

New York Real Property Law Section 254. Subsection "4," covering the use and application of casualty or flood insurance proceeds New York Real Property Law Section 254 shall, however, not apply to this Mortgage and the rights and obligations of the parties to this Mortgage: Any inconsistency between this Mortgage and Real Property Law Section 254 shall be resolved in favor of this Mortgage.

40. Reference is hereby made to Article 14 of the Real Property Actions and Proceedings Law of the State of New York, as the same may be amended from time to time, for purposes of obtaining for Mortgagee the benefit of said Article in connection with Mortgagee's rights with respect to foreclosure of this Mortgage by power of sale.

41. This Mortgage constitutes a security agreement under the Uniform Commercial Code, as amended, of the State of New York and shall be deemed to constitute a fixture financing statement. Mortgagor hereby grants to Mortgagee a security interest in the personal and other property (in addition to the real property) included in the Premises, and all replacements of, substitutions for, and additions to, such property, and the proceeds thereof.

42. MORTGAGOR REPRESENTS THAT THIS MORTGAGE DOES NOT ENCUMBER REAL PROPERTY PRINCIPALLY IMPROVED OR TO BE IMPROVED BY ONE OR MORE STRUCTURES CONTAINING IN THE AGGREGATE NOT MORE THAN 6 RESIDENTIAL DWELLING UNITS, EACH HAVING ITS OWN SEPARATE COOKING FACILITIES.

43. THE MAXIMUM AMOUNT OF PRINCIPAL INDEBTEDNESS SECURED BY THIS MORTGAGE at execution or which under any contingency may become secured hereby at any time hereafter is the sum of $3,553,739.49 plus all amounts expended by Mortgagee following a default hereunder and all legal costs or expenses of collection of the debt secured hereby or of the defense or prosecution of the rights and lien created by this Mortgage.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned Mortgagor has executed this Gap Mortgage and Security Agreement as of the day and year first written above.

2520 TILDEN FEE, LLC,
a Delaware limited liability company

By: United 2520 Tilden, LLC,
a Delaware limited liability company,
its sole member

By: United Realty Capital Operating Partnership, L.P.,
a Delaware limited partnership,
its managing member

By: United Realty Trust Incorporated,
a Maryland corporation,
its general partner

By: __________ CEO
Name: Jacob Frydman
Title: CEO

STATE OF NEW YORK)
) ss.:
COUNTY OF NEW YORK)

On March 29, 2013, before me personally appeared Jacob Frydman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

____
Notary Public

DAVID HARTY
Notary Public, State of New York
No. 02HA6085483
Qualified in New York County
Commission Expires December 30, 2014

SCHEDULE A – DESCRIPTION

All that certain plot, piece or parcel of land situate, lying and being in the Borough of Brooklyn, County of Kings, State of New York bounded and described as follows:

BEGINNING at a point on the southerly side of Tilden Avenue (70 feet wide), distant 100 feet westerly from the corner formed by the intersection of the southerly side of Tilden Avenue and the westerly side of Veronica Place (50 feet wide);

RUNNING THENCE westerly along the southerly side of Tilden Avenue, 112.72 feet;

THENCE southerly forming an interior right angle, 100 feet;

THENCE westerly forming an exterior right angle, 37.58 feet;

THENCE southerly forming an interior right angle, 100 feet;

THENCE easterly forming an interior right angle, 75.14 feet;

THENCE southerly forming an exterior right angle, 100 feet;

THENCE easterly forming an interior right angle, 75.00 feet deed (75.16 tax map);

THENCE northerly forming an interior right angle, 45 feet;

THENCE easterly forming an exterior right angle, 100 feet to the westerly side of Veronica Place;

THENCE northerly along the westerly side of Veronica Place, 10 feet;

THENCE westerly at right angles to Veronica Place, 100 feet;

THENCE northerly forming an exterior right angle 245 feet to the southerly side of Tilden Avenue to the point or place of BEGINNING.

Note: Address, Block & Lot shown for informational purposes only

Designated as Block 5136, Lot 8 and also known as 2520 Tilden Avenue.

RECORD AND RETURN TO:
McCarter English, LLP
Four Gateway Center
100 Mulberry Street
Newark, New Jersey 07102
Attn: Jeffrey A. Petit

CONSOLIDATED, AMENDED AND RESTATED MORTGAGE AND ASSIGNMENT OF RENTS AND LEASES

THIS CONSOLIDATED, AMENDED AND RESTATED MORTGAGE AND ASSIGNMENT OF RENTS AND LEASES (this "Agreement") made as of March 21, 2013, between 2520 TILDEN FEE, LLC, a Delaware limited liability company with offices c/o United Realty Partners, LLC, 44 Wall Street, New York, New York 10005 (the "Mortgagor"), and DORAL BANK, with offices at 623 Fifth Avenue, 13th Floor, New York, New York 10022 (the "Mortgagee").

WITNESSETH:

WHEREAS, Mortgagee is the holder of (i) those certain mortgages described in Exhibit A attached hereto and made a part hereof (collectively, the "Mortgages") encumbering the premises described in Exhibit B attached hereto together with all improvements now or hereafter located thereon and all other property intended to be encumbered by the Mortgages (collectively, the "Mortgaged Premises") granted by Mortgagor to Mortgagee, in the aggregate principal amount as of the date hereof of FOURTEEN MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($14,500,000.00) and (ii) the notes secured by the Mortgages (collectively, the "Notes");

WHEREAS, Mortgagee, as the holder of the Mortgages, and Mortgagor, as the owner of the Mortgaged Premises, have agreed to combine, consolidate and coordinate the liens of the Mortgages and to modify the terms of the Mortgages in the manner hereinafter set forth.

NOW THEREFORE, in consideration of the premises and mutual promises and agreements herein contained, the parties hereto covenant and agree as follows:

1. The Mortgages and respective liens thereof are hereby combined and consolidated so that together they shall hereafter constitute in law but one mortgage, a single lien, covering the Mortgaged Premises and securing the principal sum of FOURTEEN MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($14,500,000.00) (the "Consolidated Indebtedness"), together with interest thereon as hereinafter provided.

2. Mortgagor hereby assumes and agrees to pay the Consolidated Indebtedness and interest thereon at the rate of interest and on the terms provided for in that certain Note

Consolidation, Modification and Extension Agreement dated the date hereof made by and between Mortgagee and Mortgagor.

3. The terms, covenants and provisions of the Mortgages are hereby modified, amended and restated so that henceforth the terms, covenants and provisions of the Mortgages, as consolidated hereby, shall be as set forth in the mortgage attached hereto as Exhibit C (the "Consolidated Mortgage") and the Mortgages as so modified, amended and restated, are hereby ratified and confirmed in all respects by Mortgagor, except that (i) the original principal amount secured by such mortgage shall be the Consolidated Indebtedness, and (ii) the definition therein of the term "Note" shall mean the Consolidated Note pursuant to the Note Consolidation, Modification and Extension Agreement. Mortgagor shall execute and deliver to Mortgagee, together herewith, the Consolidated Mortgage, which shall be deemed to restate and supersede the Mortgages.

4. The parties hereto certify that this Agreement, and the Consolidated Mortgage made pursuant hereto, secure the same indebtedness evidenced by the Notes and secured by the Mortgages and secure no further or other indebtedness or obligation.

5. Mortgagor represents, warrants and agrees that there exist no defenses, counterclaims or offsets to its obligations for the payment of the Consolidated Indebtedness as herein provided; and that Mortgagor has full power, authority and legal right to execute this Agreement and to keep and observe all of the terms of this Agreement on Mortgagor's part to be observed and performed.

6. This Agreement may not be changed or terminated except by an agreement in writing signed by Mortgagor and Mortgagee.

7. This Agreement shall be binding upon and inure to the benefit of Mortgagor and Mortgagee and their respective successors and assigns.

8. This Agreement may be executed in any number of duplicate originals and each such duplicate original shall be deemed to constitute but one and the same instrument.

9. If any term, covenant or condition of this Agreement shall be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision.

10. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

11. If Mortgagor consists of more than one person or party, the obligations and liabilities of each shall be joint and several.

12. Lien Law. Mortgagor will, in compliance with Lien Law Section 13, receive the advances secured hereby and will hold the right to receive such advances as a trust fund to be applied first for the purpose of paying the cost of any improvement on the Mortgaged Premises, and will apply the same first to the payment of the cost of any such improvements on the Mortgaged Premises before using any part of the total of the same for any other purpose.

13. Commercial Use. This Agreement does not cover real property principally improved or to be improved by one or more structures containing in the aggregate not more than six residential dwelling units each having their own separate cooking facilities.

14. Maximum Amount Secured. Anything in this Agreement to the contrary notwithstanding, the maximum amount of principal indebtedness secured by this Agreement at execution or which under any contingency may become secured hereby at any time hereafter is the sum of $14,500,000.00 plus all amounts expended by Mortgagee following a default hereunder and all legal costs or expenses of collection of the debt secured hereby or of the defense or prosecution of the rights and lien created by this Agreement.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, this Consolidated, Amended and Restated Mortgage and Assignment of Rents and Leases has been duly executed by each of the parties hereto as of the date first above written.

Mortgagor

2520 TILDEN FEE, LLC,
a Delaware limited liability company

By: United 2520 Tilden, LLC,
a Delaware limited liability company,
its sole member

By: United Realty Capital Operating Partnership, L.P.,
a Delaware limited partnership,
its managing member

By: United Realty Trust Incorporated,
a Maryland corporation,
its general partner

By: ______________________ CEO
Name: Jacob Frydman
Title:

Mortgagee

DORAL BANK

By:______________________
Name:
Title:

IN WITNESS WHEREOF, this Consolidated, Amended and Restated Mortgage and Assignment of Rents and Leases has been duly executed by each of the parties hereto as of the date first above written.

Mortgagor

2520 TILDEN FEE, LLC,
a Delaware limited liability company

By: United 2520 Tilden, LLC,
a Delaware limited liability company,
its sole member

By: United Realty Capital Operating Partnership, L.P.,
a Delaware limited partnership,
its managing member

By: United Realty Trust Incorporated,
a Maryland corporation,
its general partner

By: ______________________________
Name:
Title:

Mortgagee

DORAL BANK

By: [signature]
Name: KENNETH DiGREGORIO
Title: SVP

ACKNOWLEDGMENTS

STATE OF NEW YORK)
)ss.:
COUNTY OF NEW YORK)

On the 29 day of March in the year 2013, before me, the undersigned, personally appeared JACOB FRYDMAN, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

DAVID HARTY
Notary Public, State of New York
No. 02HA6085483
Qualified in New York County
Commission Expires December 30, 2014

[signature]
Notary Public

(NOTARIAL SEAL)

My Commission Expires:

STATE OF NEW YORK)
)ss.:
COUNTY OF NEW YORK)

On the 29 day of March in the year 2013, before me, the undersigned, personally appeared Kenneth DiGregorio, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Diane Tejada-Negron
Notary Public

(NOTARIAL SEAL)

My Commission Expires: 6-23-2016

DIANE TEJADA NEGRON
Notary Public - State of New York
NO. 01TE6189037
Qualified In Queens County
My Commission Expires 6-23-2016

ME1 15307896v.1

EXHIBIT A

Mortgages

(i) Mortgage dated April 28, 2004 made by Tilden LLC to Builders Bank in the principal sum of $8,000,000.00 and recorded on July 4, 2004 in the City Register's Office of New York, Kings County in CRFN 2004000385176;

Which Mortgage was further modified by a Modification and Extension Agreement dated March 10, 2006 and recorded in the City Register's Office of New York, Kings County on April 25, 2006 in CRFN 2006000230176;

(ii) Mortgage dated March 10, 2006 made by Tilden LLC to Builders Bank in the principal sum of $2,000,000.00 and recorded on April 25, 2006 in the City Register's Office of New York, Kings County in CRFN 2006000230175;

Which Mortgage (i) and Mortgage (ii) were further modified by a Modification and Extension Agreement dated January 11, 2007 and recorded in the City Register's Office of New York, Kings County, on March 23, 2007 in CRFN 2007000153732;

Which Mortgage (i) was assigned to Banco Popular North America by an Assignment of Mortgage dated December 19, 2007 and recorded in the City Register's Office of New York, Kings County on April 16, 2008 in CRFN 2008000152116;

Which Mortgage (ii) was assigned to Banco Popular North America by an Assignment of Mortgage dated December 19, 2007 and recorded in the City Register's Office of New York, Kings County on April 16, 2008 in CRFN 2008000152114;

(iii) Mortgage dated January 11, 2007 made by Tilden LLC to Builders Bank in the principal sum of $3,000,000.00 and recorded on January 24, 2007 in the City Register's Office of New York, Kings County, in CRFN 2007000042936;

Which Mortgage was assigned to Banco Popular North America by an Assignment of Mortgage dated December 19, 2007 and recorded in the City Register's Office of New York, Kings County on April 16, 2008 in CRFN 2008000152115;

(iv) Mortgage dated December 21, 2007 made by Tilden LLC to Banco Popular North America in the principal sum of $2,300,000.00 and recorded April 16, 2008 in the City Register's Office of New York, Kings County, in CRFN 2008000152118;

Which Mortgage (i), Mortgage (ii), Mortgage (iii) and Mortgage (iv) were consolidated by a Consolidation Modification and Extension Agreement dated December 21, 2007 and recorded in the City Register's Office of New York, Kings County on April 16, 2008, in CRFN 2008000152119 to form a single lien in the amount of $15,300,000.00

Said Consolidation Modification and Extension Agreement was assigned to Doral Bank by Banco Popular North America by Assignment of Mortgage on or about the date hereof, and to be duly recorded in the City Register's Office of New York, Kings County.

(v) Gap Mortgage and Security Agreement dated the date hereof granted by 2520 TILDEN FEE, LLC to Doral Bank in the amount of $3,553,739.49 with interest thereon to be duly recorded in the City Register's Office of New York, Kings County.

<u>EXHIBIT B</u>

Mortgaged Premises

All that certain plot, piece or parcel of land situate, lying and being in the Borough of Brooklyn, County of Kings, State of New York bounded and described as follows:

BEGINNING at a point on the southerly side of Tilden Avenue (70 feet wide), distant 100 feet westerly from the corner formed by the intersection of the southerly side of Tilden Avenue and the westerly side of Veronica Place (50 feet wide);

RUNNING THENCE westerly along the southerly side of Tilden Avenue, 112.72 feet;

THENCE southerly forming an interior right angle, 100 feet;

THENCE westerly forming an exterior right angle, 37.58 feet;

THENCE southerly forming an interior right angle, 100 feet;

THENCE easterly forming an interior right angle, 75.14 feet;

THENCE southerly forming an exterior right angle, 100 feet;

THENCE easterly forming an interior right angle, 75.00 feet deed (75.16 tax map);

THENCE northerly forming an interior right angle, 45 feet;

THENCE easterly forming an exterior right angle, 100 feet to the westerly side of Veronica Place;

THENCE northerly along the westerly side of Veronica Place, 10 feet;

THENCE westerly at right angles to Veronica Place, 100 feet;

THENCE northerly forming an exterior right angle 245 feet to the southerly side of Tilden Avenue to the point or place of BEGINNING.

Note: Address, Block & Lot shown for informational purposes only

Designated as Block 5136, Lot 8 and also known as 2520 Tilden Avenue.

EXHIBIT C

Consolidated Mortgage

RECORD AND RETURN TO:
McCarter English, LLP
Four Gateway Center
100 Mulberry Street
Newark, New Jersey 07102
Attn: Jeffrey A. Petit

MORTGAGE AND SECURITY AGREEMENT

This Mortgage and Security Agreement made as of March 29, 2013, between **2520 TILDEN FEE, LLC**, a Delaware limited liability company with offices c/o United Realty Partners, LLC, 44 Wall Street, New York, New York 10005 (the "**Mortgagor**"), and **DORAL BANK**, with offices at 623 Fifth Avenue, 13th Floor, New York, New York 10022 (the "**Mortgagee**")

WITNESSETH:

WHEREAS, the Mortgagor is the owner in fee of the premises more particularly described in Schedule "A" which is annexed hereto and made a part hereof (hereinafter the **"Premises"** or the **"Mortgaged Premises"**) known by the street address 2520 Tilden Avenue, Brooklyn, New York, and further designated on the tax map of the City of New York, County of Kings, as Block 5136, Lot 8; and

WHEREAS, Mortgagee has simultaneously herewith made a loan to Mortgagor in the amount of **FOURTEEN MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($14,500,000.00)** (the "**Loan**"), the proceeds of which shall be used to finance Mortgagor's acquisition of the Premises, and which Loan is evidenced by a Mortgage Note, dated as of the date hereof, executed by Mortgagor and payable to the order of Mortgagee;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and in order to secure the payment of the principal of and interest and all other amounts which may be owed Mortgagee on such Mortgage Note (as same may be hereafter modified, amended, extended, converted, renewed or substituted for, hereinafter referred to as the **"Note"**), and the payment of all other indebtedness which this Mortgage (hereinafter referred to as **"Mortgage"**) by its terms secures and compliance with all of the terms hereof and of the Note ("collectively, the "**Indebtedness**"), Mortgagor does hereby grant, bargain, sell, mortgage, warrant, pledge, assign, transfer and convey to Mortgagee, and to its successors and assigns, the Mortgaged Premises;

TOGETHER, with all right, title and interest, if any, of the Mortgagor of, in and to the land lying in the streets, roads or avenues, open or proposed, in front of and adjoining the Premises and of, in and to any strips or gores of land adjoining the Premises;

TOGETHER, ALSO, with all fixtures, chattels and articles of personal property owned by Mortgagor and now or hereafter attached to or located in or upon the Premises and used or usable in connection with any present or future operation or letting of the Premises or the activities at any time conducted therein (hereinafter called **"Building Equipment"**), including furnaces, boilers, oil burners, radiators and piping, coal stokers, plumbing and bathroom fixtures, refrigeration, air conditioning and sprinkler systems, washtubs, sinks, gas and electric fixtures, stoves, ranges, awnings, screens, window shades, elevators, motors, dynamos, refrigerators, kitchen cabinets, incinerators, plants and shrubbery and all other machinery, appliances, fittings, furniture, furnishings and fixtures of every kind used in the operation of the buildings standing or hereafter erected on the Premises, together with any and all replacements thereof and additions thereto, and all right, title and interest of the Mortgagor in and to any Building Equipment which may be subject to any security agreements (hereinafter called **"Security Agreements"**), it being understood and agreed that all Building Equipment is part and parcel of the Premises and appropriated to the use thereof and, whether or not affixed or annexed to the Premises, shall, for the purpose of this Mortgage, be deemed conclusively to be real estate and mortgaged hereby; and the Mortgagor agrees to execute and deliver, from time to time, such further instruments (including further Security Agreements or Uniform Commercial Code Financing Statements) as may be requested by the Mortgagee to confirm the lien of this Mortgage on any Building Equipment;

TOGETHER, ALSO, with all leases, lettings and licenses of the Premises, including, without limitation, cash and securities deposited thereunder, the right to receive and collect the rents, issues and profits payable thereunder and the right to enforce, whether by action at law or in equity or otherwise, any and all provisions and agreements in respect thereof, together with all rights now or hereafter existing in and to all agreements and other documents now or hereafter existing and evidencing or otherwise relating to any of the foregoing;

TOGETHER, ALSO, with any and all rights of the Mortgagor in and to any contract, instrument or agreement affecting the Premises, including, without limitation, any management agreement, together with any and all rights of the Mortgagor to receive and collect any fees, proceeds or other amounts thereunder and to enforce, whether by action at law or otherwise, any and all provisions and agreements in respect thereof;

TOGETHER, ALSO, with all unearned premiums accrued, accruing or to accrue under any and all insurance policies now or hereafter obtained by the Mortgagor insuring the Premises or any portion thereof and all proceeds payable under any and all of such insurance policies;

TOGETHER, ALSO, with any and all awards, including interest thereon, hereafter made to the Mortgagor for the taking by eminent domain of the whole or any part of the Premises, any easement therein or any other property mortgaged or encumbered hereby, including any awards for changes of grade of streets, which said awards are hereby assigned to the Mortgagee, who is hereby authorized to collect and receive the proceeds of such awards and to give proper receipts and acquittances therefor, and to apply the same toward the payment of the Indebtedness secured by this Mortgage, notwithstanding the fact that the amount owing thereon may not then be due and payable; and the Mortgagor hereby agrees, upon request, to make, execute and deliver any and all instruments sufficient for the purpose of confirming such assignment of said awards to

the Mortgagee, free, clear and discharged of any encumbrances of any kind or nature whatsoever;

AND the Mortgagor covenants and agrees with the Mortgagee as follows:

Mortgagor will pay the Indebtedness at the time and in the manner provided for in the Note, this Mortgage and any other mortgages, instruments or documents evidencing, relating to, securing or guaranteeing, in whole or in part, payment of the Indebtedness (collectively, together with the Note and this Mortgage, the "**Loan Documents**").

2. Regarding insurance:

A. Mortgagor will keep (or cause the same to be kept) the buildings on the Premises and the Building Equipment insured for the benefit of the Mortgagee covering hazard/all risk (including terrorism coverage) (in an amount no less than the replacement costs of the Improvements), general liability (in the amount of $1,000,000.00 per occurrence and $2,000,000.00 in the aggregate), explosion, workers compensation, builders risk during construction in the amount of the construction costs and other types of insurance as may be required by the Mortgagee, in form and amounts and written by companies satisfactory to the Mortgagee with an AM Best rating of B+ or above, each with standard Mortgagee clauses, running in favor of the Mortgagee, with evidence, from the insurer, of the payment of the premium therefore; (ii) loss by flood (if required by federal law) in an amount equal to the lesser of (a) the principal amount of the Loan or (b) the maximum amount available pursuant to federal law, with evidence, from the insurer, of the payment of the premium therefor, or satisfactory evidence of non-availability, and (iii) when and to the extent required by the Mortgagee, against any other risk insured against by persons operating like properties in the locality of the Premises. All insurance policies will be reviewed and approved by HMR Risk Management at Mortgagor's expense. The Mortgagor will assign and deliver to the Mortgagee the policies of such insurance and the proceeds thereof; that the Mortgagor will reimburse the Mortgagee for any premiums paid for insurance made by the Mortgagee on the Mortgagor's default in taking out such insurance, or in so assigning and delivering the policies, together with interest thereon at the Default Rate specified in Article 30 hereof.

B. All such insurance shall be provided by policies written in terms and amounts, and by companies, satisfactory to the Mortgagee, and losses thereunder shall be payable to the Mortgagee as its interests may appear pursuant to a New York standard mortgagee endorsement and naming Mortgagee as mortgagee, loss payee and additional insured, as applicable.

C. Regardless of the types or amounts of insurance required and approved by the Mortgagee, the Mortgagor will assign and deliver to the Mortgagee all policies of insurance acquired by the Mortgagor to insure against any loss or damage to the Premises, as additional security for the Indebtedness.

D. Not less than fifteen (15) days prior to the expiration date of each policy furnished by the Mortgagor pursuant to this Article, the Mortgagor will deliver to the Mortgagee a renewal policy or policies marked "premium paid" or accompanied by other evidence of payment satisfactory to the Mortgagee;

E. In the event of a foreclosure of this Mortgage the purchaser of the Premises shall succeed to all the rights of the Mortgagor, including any rights to the proceeds of insurance and to unearned premiums, in and to all policies of insurance assigned and delivered to the Mortgagee pursuant to this Article.

3. No building or other property now or hereafter covered by the lien of this Mortgage shall be removed, demolished or materially altered without the prior written consent of the Mortgagee, except that the Mortgagor shall have the right, without such consent, to remove and dispose of, free from the lien of this Mortgage, such Building Equipment as from time to time may become worn out or obsolete, provided that either (a) simultaneously with or prior to such removal, any such equipment shall be replaced with other equipment of a value at least equal to that of the replaced equipment and free from any Security Agreement, and by such removal and replacement the Mortgagor shall be deemed to have subjected such Building Equipment to the lien of this Mortgage, or (b) any net cash proceeds received from such disposition shall be paid over promptly to the Mortgagee to be applied to the last installments due on the Indebtedness secured, without any charge for prepayment.

4. Mortgagor represents, warrants and covenants that:

Mortgagor is duly organized, validly existing and in good standing with full power and authority to own its assets and conduct its business, and is duly qualified in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on its ability to perform its obligations hereunder. Mortgagor has taken all necessary action to authorize the execution, delivery and performance of this Mortgage and the other Loan Documents by it, and has the power and authority to execute, deliver and perform under this Mortgage, the other Loan Documents and all the transactions contemplated hereby.

(b) The execution and delivery of this Mortgage and the other Loan Documents by Mortgagor and the performance of its obligations hereunder and thereunder will not conflict with any provision of any law or regulation to which Mortgagor is subject, or conflict with, result in a breach of, or constitute a default under, any of the terms, conditions or provisions of any of Mortgagor's organizational documents or any agreement or instrument to which Mortgagor is a party or by which it is bound, or any order or decree applicable to Mortgagor, or result in the creation or imposition of any lien on any of Mortgagor's assets or property (other than pursuant to the Loan Documents).

(c) There is no action, suit, proceeding or investigation pending or, to Mortgagor's knowledge, threatened against Mortgagor in any court or by or before any other governmental authority which would materially and adversely affect the ability of Mortgagor to carry out the transactions contemplated by this Mortgage and the other Loan Documents.

(d) Mortgagor is not in default with respect to any order or decree of any court or any order, regulation or demand of any governmental authority, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of Mortgagor or its properties or might have consequences that would adversely affect its performance hereunder.

(e) No consent, approval, authorization or order of any court or governmental authority is required for the execution, delivery and performance by Mortgagor of, or compliance by Mortgagor with, this Mortgage or the consummation of the transactions contemplated hereby, other than those which have been obtained by Mortgagor. Mortgagor, the Premises, and the uses thereof comply in all material respects with all applicable legal requirements, including, without limitation, building and zoning ordinances and codes and laws. Mortgagor is not in default or violation of any order, writ, injunction, decree or demand of any governmental authority, the violation of which might materially adversely affect the condition (financial or otherwise) or business of Mortgagor. Mortgagor has not committed any act which may give any governmental authority the right to cause Mortgagor to forfeit the Premises or any part thereof or any monies paid in performance of Mortgagor's obligations under any of the Loan Documents.

(f) Mortgagor has good, marketable and insurable fee simple title to the real property comprising part of the Premises and good title to the balance of the Premises owned by it, free and clear of all liens whatsoever. The Mortgage, when properly recorded in the appropriate records, together with any Uniform Commercial Code financing statements required to be filed in connection therewith, will create (i) a valid first priority lien on the Premises, and (ii) a perfected security interest in and to, and a perfected collateral assignment of, all personalty (including the Leases), all in accordance with the terms thereof. There are no mechanics', materialman's or other similar liens or claims which have been filed for work, labor or materials affecting the Premises which are or may be liens prior to, or equal or coordinate with, the lien of the Mortgage.

(g) To Mortgagor's actual knowledge after due inquiry and investigation, all financial data, including, without limitation, the statements of cash flow and income and operating expense, that have been delivered to Mortgagee in respect of the Premises (i) are true, complete and correct in all material respects, (ii) accurately represent the financial condition of the Premises as of the date of such reports, and (iii) have been prepared in accordance with accounting principles applied on a consistent basis. Mortgagor does not have any contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments that are known to Mortgagor which have not been disclosed to Mortgagee in writing and reasonably likely to have a materially adverse effect on the Premises or the operation thereof, except as referred to or reflected in said financial statements. Since the date of the financial statements, there has been no material adverse change in the financial condition, operations or business of Mortgagor or the Premises from that set forth in said financial statements.

(h) No Condemnation or other proceeding has been commenced or, to Mortgagor's best knowledge, is contemplated with respect to all or any portion of the Premises or for the relocation of sidewalks or roadways providing access to the Premises.

(i) The Premises has rights of access to public ways and is served by water, sewer, sanitary sewer and storm drain facilities adequate to service the Premises for its current and intended uses. All public utilities necessary to the continued use and enjoyment of the Premises as presently used and enjoyed are located either in the public right of way abutting the Premises (which are connected so as to serve the Premises without passing over other property) or in recorded easements serving the Premises and such easements are set forth in and insured by the

Title Insurance Policy. All roads necessary for the full utilization of the Premises for its current purpose have been completed and dedicated to public use and accepted by all governmental authorities or are the subject of access easements for the benefit of the Premises.

(j) There are no pending or proposed special or other assessments for public improvements or otherwise affecting the Premises, nor are there any contemplated improvements to the Premises that may result in such special or other assessment.

(k) The Loan Documents are not subject to any right of rescission, set off, counterclaim or defense by Mortgagor, including the defense of usury, nor would the operation of any of the terms of the Loan Documents, or the exercise of any right thereunder, render the Loan Documents unenforceable, and Mortgagor has not asserted any right of rescission, set off, counterclaim or defense with respect thereto.

(l) All permits and approvals, including, without limitation, certificates of occupancy required by any governmental authority for the use, occupancy and operation of the Premises in the manner in which the Premises is currently being used, occupied and operated, have been obtained and are in full force and effect, and will be maintained in full force and effect for so long as this Mortgage, and any Indebtedness thereunder, is outstanding.

(m) None of the improvements on the Premises is located in an area identified by the Federal Emergency Management Agency as a special flood hazard area.

(n) The Premises, including, without limitation, all buildings, improvements, parking facilities, sidewalks, storm drainage systems, roofs, plumbing systems, HVAC systems, fire protection systems, electrical systems, equipment, elevators, exterior sidings and doors, landscaping, irrigation systems and all structural components, servicing the Premises, are in good condition, order and repair in all material respects; there exists no structural or other material defects or damages in the Premises, whether latent or otherwise, and Mortgagor has not received notice from any insurance company or bonding company of any defects or inadequacies in the Premises, or any part thereof, which would adversely affect the insurability of the same or cause the imposition of extraordinary premiums or charges thereon or of any termination or threatened termination of any policy of insurance or bond.

(o) Mortgagor represents and warrants to Mortgagee, to its actual knowledge after due inquiry and investigation, with respect to the Leases that: (i) the rent roll as contemporaneously previously delivered to Mortgagee ("Rent Roll") is true, complete and correct and the Premises is not subject to any Leases other than the Leases described in said Rent Roll, (ii) the Leases identified on the Rent Roll are in full force and effect and there are no defaults thereunder by either party, (iii) the copies of the Leases delivered to Mortgagee are true and complete, and there are no oral agreements with respect thereto, (iv) no rent (including security deposits) has been paid more than one (1) month in advance of its due date, (v) all work to be performed by Mortgagor under each Lease has been performed as required and has been accepted by the applicable tenant, (vi) any payments, free rent, partial rent, rebate of rent or other payments, credits, allowances or abatements required to be given by Mortgagor to any tenant has already been received by such tenant and (vii) all security deposits are being held in accordance with applicable legal requirements.

(p) All transfer taxes, deed stamps, intangible taxes or other amounts in the nature of transfer taxes required to be paid under applicable Legal Requirements in connection with the transfer of the Premises to Mortgagor have been paid or are being paid simultaneously herewith. All mortgage, mortgage recording, stamp, intangible or other similar tax required to be paid under applicable Legal Requirements in connection with the execution, delivery, recordation, filing, registration, perfection or enforcement of any of the Loan Documents, including, without limitation, the Mortgage, have been paid or are being paid simultaneously herewith. All taxes and governmental assessments due and owing in respect of the Premises have been paid or are insured against by the title insurance policy to be issued in connection with the Mortgage, or else an escrow of funds in an amount sufficient to cover such payments has been established hereunder.

(q) Mortgagor acknowledges that it is required by Mortgagee to be a Special Purpose Entity pursuant to the provisions of this Mortgage, and shall not hold or acquire, directly or indirectly, any ownership interest (legal or equitable) in any real or personal property other than the Premises, or become a shareholder of or a member or partner in any entity which acquires any property other than the Premises, until such time as of the Indebtedness due and owing under the Note has been fully repaid and all obligations under the Loan Documents are satisfied. Mortgagor's operating agreement (1) limits its purpose to the acquisition, development, sale, ownership, leasing, transferring, exchanging, management, operation, mortgaging, financing, refinancing and maintenance of the Premises, (2) prohibits other activities, mergers, consolidations and asset sales until such time as the Indebtedness has been fully repaid, (3) prohibits additional liens and encumbrances of any kind against the Premises without Mortgagee's consent, (4) contain separateness and lien covenants satisfactory to Mortgagee and substantially similar to those set forth in this Section 4(q), and (5) provides that such provisions shall not be amended without the prior written consent of Mortgagee. Mortgagor hereby represents and warrants to, and covenants with Mortgagee that:

(i) Mortgagor is organized solely for the purpose of acquiring, developing, owning, holding, selling, leasing, transferring, exchanging, managing, operating and maintaining the Premises, entering into the Loan Documents with the Mortgagee, refinancing the Premises in connection with a permitted repayment of the Loan, and transacting lawful business that is incident, necessary and appropriate to accomplish the foregoing;

(ii) Mortgagor is not engaged and will not engage in any business unrelated to the acquisition, development, sale, ownership, leasing, transferring, exchanging, management, operation, mortgaging, financing, refinancing and maintenance of the Premises;

(iii) Mortgagor does not have and will not have any assets other than the Premises and such incidental personal property as may be necessary for the operation of the Premises;

(iv) Mortgagor is solvent and pays its debts and liabilities (including, as applicable, shared personnel and overhead expenses) from its assets as the same become due, and endeavors to maintain adequate capital for the normal obligations reasonably

foreseeable in a business of its size and character and in light of its contemplated business operations;

(v) Mortgagor has not failed and will not fail to correct any known misunderstanding regarding the separate identity of such entity;

(vi) Mortgagor will maintain its accounts, books and records separate from any other individual, corporation, partnership, limited liability company or any other entity or fiduciary acting in such capacity on behalf of any of the foregoing (collectively, "Person");

(vii) Mortgagor will file its own tax returns; provided, however, that its assets and income may be included in a consolidated tax return of its parent companies if inclusion on such consolidated tax return is in compliance with applicable law or, in the event that such Mortgagor is a disregarded entity for federal tax purposes, then its assets and income may be included on the tax returns filed by its owner;

(viii) Mortgagor has maintained and will maintain its own resolutions and agreements;

(ix) Mortgagor (1) has not commingled and will not commingle its funds or assets with those of any other Person, (2) will pay its obligations solely with its own assets, and (3) has not participated and will not participate in any cash management system with any other Person other than Mortgagee;

Mortgagor has held and will hold its assets in its own name;

(xi) Mortgagor has held itself out and identified itself and will hold itself out and identify itself, and has conducted and will conduct its business in its own name. For purposes of this Mortgage, an "**<u>Affiliate</u>**" shall mean, as to any Person, any other Person that, directly or indirectly, owns more than fifty percent (50%) of, is in control of, is controlled by or is under common ownership or control with such Person or is a director or officer of such Person or of an Affiliate of such Person. As used in this definition, the term "<u>control</u>" means the possession, directly or indirectly, of the power to direct or cause the direction of the management, policies or activities of a Person, whether through ownership of voting securities, by contract or otherwise;

(xii) Mortgagor has maintained and will maintain its balance sheets, operating statements and other entity documents separate from any other Person and has not permitted and will not permit its assets to be listed as assets on the financial statement of any other entity except as required or permitted by generally accepted accounting principles; provided, however, that any such consolidated financial statement shall contain a note indicating that it maintains separate balance sheets and operating statements for such Mortgagor and for the Premises;

(xiii) Mortgagor has a sufficient number of employees in light of its contemplated business operations, which may be none, and pays the salaries of its own employees, if any;

(xiv) Mortgagor has observed and will observe all partnership, corporate or limited liability company formalities, as applicable;

(xv) Mortgagor has no, and will have no, Indebtedness (including loans (whether or not such loans are evidenced by a written agreement) between such Mortgagor and any affiliates of Mortgagor other than (i) with respect to Mortgagor, the Loan, and (ii) with respect to Mortgagor, unsecured liabilities incurred in the ordinary course of business relating to the routine administration of Mortgagor, and unsecured liabilities incurred in the ordinary course of business relating to the ownership and operation of the Premises, which liabilities are owed to unrelated third parties, are not more than sixty (60) days past the date incurred and are paid when due (unless disputed in accordance with applicable law), which are not evidenced by a note, and are in amounts that are normal and reasonable under the circumstances, but in any event shall not exceed $25,000.00;

(xvi) Mortgagor will not guarantee or become obligated for the debts of any other entity or Person or hold out its credit as being available to satisfy the obligations of any other entity or Person, including not acquiring obligations or securities of its partners, members or shareholders;

(xvii) Mortgagor has not and will not acquire obligations of its partners, members or shareholders or any other affiliate;

(xviii) Mortgagor has allocated and will allocate fairly and reasonably any overhead expenses that are shared with any affiliate, including, but not limited to, paying for shared office space and services performed by any employee of an affiliate;

(xix) Mortgagor has not maintained or used, and will not maintain or use, invoices and checks bearing the name of any other Person, and will use its own stationery for written communications with all other Persons;

(xx) Mortgagor has not pledged and will not pledge its assets for the benefit of any other Person except as permitted or required pursuant to this Mortgage;

(xxi) Mortgagor has maintained and will maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any other Person;

(xxii) Mortgagor has not made and will not make loans to any Person or hold evidence of Indebtedness issued by any other Person or entity (other than cash and investment-grade securities issued by an entity that is not an affiliate of or subject to common ownership with such entity);

(xxiii) Mortgagor has not identified and will not identify its partners, members or shareholders, or any affiliate of any of them, as a division or part of it, and has not identified itself and shall not identify itself as a division of any other Person (except to the extent such treatment may be required under the federal income tax law and similar state law for disregarded entities);

(xiv) Mortgagor has not entered into or been a party to, and will not enter into or be a party to, any transaction with its partners, members, shareholders or affiliates except in the ordinary course of its business and on terms which are intrinsically fair, commercially reasonable and are substantially similar to those that would be obtained in a comparable arm's-length transaction with an unrelated third party;

(xv) Mortgagor does not and will not have any of its obligations guaranteed by any affiliate except as otherwise required in the Loan Documents;

(xvi) Mortgagor has complied and will comply with all of the terms and provisions contained in its organizational documents. The statement of facts contained in its organizational documents is true and correct and will remain true and correct.

(r) To the extent required, Mortgagor has filed (or has obtained effective extensions for filing) all federal, state and local tax returns required to be filed and have paid or made adequate provision for the payment of all federal, state and local taxes, charges and assessments payable by Mortgagor. Mortgagor believes that its tax returns (if any) properly reflect the income and taxes of Mortgagor for the periods covered thereby, subject only to reasonable adjustments required by the Internal Revenue Service or other applicable tax authority upon audit.

(s) Mortgagor (i) has not entered into the transaction or any Loan Document with the actual intent to hinder, delay, or defraud any creditor and (ii) received reasonably equivalent value in exchange for its obligations under the Loan Documents. Giving effect to the Loan, the fair saleable value of Mortgagor's assets exceeds and will, immediately following the making of the Loan, exceed Mortgagor's total liabilities, including, without limitation, subordinated, unliquidated, disputed and contingent liabilities. The fair saleable value of Mortgagor's assets is and will, immediately following the making of the Loan, be greater than Mortgagor's probable liabilities, including the maximum amount of its contingent liabilities on its debts as such debts become absolute and matured. Mortgagor's assets do not and, immediately following the making of the Loan, will not constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. Mortgagor does not intend to, and does not believe that it will, incur Indebtedness and liabilities (including contingent liabilities and other commitments) beyond its ability to pay such Indebtedness and liabilities as they mature (taking into account the timing and amounts of cash to be received by Mortgagor and the amounts to be payable on or in respect of obligations of Mortgagor).

(t) Mortgagor has not borrowed or received financing, secured or unsecured, that has not been heretofore repaid in full.

(u) Mortgagor is not contemplating either the filing of a petition by it under any state or federal bankruptcy or insolvency laws or the liquidation of its assets or property, and Mortgagor does not have any knowledge of any Person contemplating the filing of any such petition against it.

(v) To the best of Mortgagor's knowledge, no information contained in this Mortgage, the other Loan Documents, or any written statement furnished by or on behalf of

Mortgagor pursuant to the terms of this Mortgage contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were made. There is no fact or circumstance presently known to Mortgagor which has not been disclosed to Mortgagee and which materially adversely affects, or is reasonably likely to materially adversely affect, the Premises, Mortgagor or its business, operations or condition (financial or otherwise).

(w) Mortgagor is not a "foreign person" within the meaning of Section 1445(f)(3) of the Code.

(x) To the best of Mortgagor's knowledge, there has been no material adverse change in any condition, fact, circumstance or event that would make the financial statements, rent rolls, reports, certificates or other documents submitted in connection with the Loan inaccurate, incomplete or otherwise misleading in any material respect or that otherwise materially and adversely affects the business operations or the financial condition of Mortgagor or the Premises.

(y) The representations and warranties set forth in Section 4 shall survive, and any covenants contained in this Mortgage shall continue, for so long as any amount remains payable to Mortgagee under this Mortgage or any of the other Loan Documents.

5. In the event of any default in the performance of any of the Mortgagor's covenants or agreements specified herein, the Mortgagee may, at the option of the Mortgagee, perform the same, and the cost thereof, at the Default Rate specified in Article 30 hereof shall immediately be due from the Mortgagor to the Mortgagee and be secured by this Mortgage.

6. Regarding taxes and insurance:

A. Mortgagor will pay (or cause to be paid) all taxes (including real estate taxes), assessments, water rates, sewer rents and other charges now or hereafter levied against the Premises or any part thereof, and also any and all license fees or similar charges which may be imposed by the municipality in which the Premises are situated for the use of walks, chutes, areas and other space beyond the lot line and on or abutting the public sidewalks in front of or adjoining the Premises, together with any penalties or interest on any of the foregoing, and in default thereof the Mortgagee may pay the same, and the Mortgagor will repay the same with interest thereon at the Default Rate specified in Article 30 hereof, and the same shall be added to the Indebtedness secured hereby and be secured by this Mortgage; that upon request of the Mortgagee, the Mortgagor will exhibit to the Mortgagee receipts for the payment of all items specified in this Article prior to the date when the same shall become delinquent.

B. Mortgagor shall deposit with the Mortgagee, on the first day of each and every month a sum equal to one-twelfth (1/12) of the annual real estate taxes, assessments, water rates, sewer rents and other charges specified in this Article 6 (hereinafter collectively referred to as "**taxes**"). The Mortgagor shall also deposit with the Mortgagee, if such deposits shall be so required, at least thirty (30) days prior to the due date of each installment of such taxes, such additional amount as may be determined by the Mortgagee in order to provide the Mortgagee with funds sufficient to pay such installment. It is the intention of the parties that, if such deposits shall be so required, the Mortgagor shall deposit with the Mortgagee the necessary

funds so that the Mortgagee, at all times until the full payment and satisfaction of this Mortgage, shall have on hand sufficient deposits covering the accrued amounts of such taxes. If permitted by law, the said funds shall bear no interest and may be commingled with other funds of the Mortgagee. The Mortgagee shall have no obligation to use said funds to pay an installment of taxes prior to the last day on which payment thereof may be made without penalty or interest. If the whole of the principal sum and interest secured hereby shall be declared due and payable by the Mortgagee pursuant to Article 19 hereof, all such deposits may, at the option of the Mortgagee, be applied in reduction of said principal sum and interest, as the Mortgagee shall elect. Upon full payment and satisfaction of this Mortgage or at any prior time, at the election of the Mortgagee, the balance of the deposits then in its possession shall be paid over to the record owner of the Premises, and no other party shall have any right or claim thereto in any event.

7. The holder of this Mortgage, in any action to foreclose it, shall be entitled to the appointment of a receiver.

8. Mortgagor, within five (5) days upon request in person or within ten (10) days upon request by mail, will furnish to the Mortgagee a written statement, duly acknowledged, certifying as to the principal amount due on this Mortgage and the amount of interest due hereunder. In addition, Mortgagor, within ten (10) days upon request by mail, shall deliver to Mortgagee an estoppel certificate from each tenant under any lease of all or a portion of the Premises or otherwise in possession thereof. Such certificate shall be on a form reasonably satisfactory to Mortgagee or, alternatively, may be in the form required under such lease.

9. All notices hereunder or under any applicable law pertaining hereto shall be in writing and shall be deemed sufficiently given or served for all purposes when delivered (i) by personal service or courier service, and shall be deemed given on the date when signed for or, if refused, when refused by the person designated as an agent for receipt of service; (ii) by United States certified mail, return receipt requested, postage prepaid, and shall be deemed given two (2) days after being sent; or (iii) by express overnight courier service, upon one business day after being deposited with the express overnight courier service, to any party hereto at the following address:

If to Mortgagee: Doral Bank
623 Fifth Avenue, 13th Floor
New York, New York 10022
Attn: Loan Servicing Department

with a copy to: McCarter English, LLP
Four Gateway Center
100 Mulberry Street
Newark, New Jersey 07102
Attn: Jeffrey A. Petit, Esq.

If to Mortgagor: 2520 Tilden Fee, LLC
c/o United Realty Partners, LLC
44 Wall Street
New York, New York 10005
Attn: Jacob Frydman

or such other address of which a party shall have notified the party giving such notice in writing as aforesaid. For purposes hereof, notices may be given by the parties hereto or by their attorneys identified above.

10. Mortgagor warrants the title to the Premises.

11. In case of a foreclosure sale, the Premises, or so much thereof as may be affected by this Mortgage, may be sold in one parcel.

12. If any action or proceeding be commenced (including an action to foreclose this Mortgage or to collect the Indebtedness secured hereby), in which the Mortgagee becomes a party or participates, by reason of being the holder of this Mortgage or the Indebtedness secured hereby, all sums paid by the Mortgagee for the expense of so becoming a party or participating (including reasonable counsel fees) shall on demand be paid by the Mortgagor, together with interest thereon at the Default Rate specified in Article 30, and shall be a lien on the Premises, prior to any right or title to, interest in, or claim upon the Premises of any lien subordinate to the lien of this Mortgage, and shall be deemed to be secured by this Mortgage and evidenced by the Note. In any action or proceeding to foreclose this Mortgage, or to recover or collect the Indebtedness secured hereby, Mortgagor agrees to pay Mortgagee's reasonable attorneys' fees and the provisions of law respecting the recovering of costs, disbursements and allowances shall also apply.

13. Mortgagor will maintain (or cause to be maintained) the Premises (including, without limitation, the Building Equipment) in good condition and repair, will not threaten, commit, permit or suffer to exist any waste thereof or the conduct of any nuisance or unlawful occupation or business on, or use of, the Premises by any tenant or otherwise, and will comply with, or cause to be complied with all statutes, ordinances and requirements of any governmental authority relating to the Premises; that the Mortgagor will promptly repair, restore, replace or rebuild any part of the Premises or the Building Equipment now or hereafter subject to the lien of this Mortgage which may be damaged or destroyed by any casualty whatsoever or which may be affected by any proceeding in condemnation; that the Mortgagor will complete and pay for, within a reasonable time, any structure or other improvement at any time in the process of construction on the Premises; and that the Mortgagor will not initiate, join in, or consent to any change in any private restrictive covenant, zoning ordinance, or other public or private restrictions, limiting or defining the uses which may be made of the Premises, or any part thereof.

14. Notwithstanding any taking by eminent domain or other government action causing injury to, or decrease in value of, the Premises and creating a right to compensation therefor, including the change of the grade of any street, the Mortgagor shall continue to pay interest computed at the rate reserved in the Note, on the entire unpaid principal amount thereof, until the award or compensation for such taking or other action shall have been actually received by the Mortgagee, and such award or compensation need not be applied by the Mortgagee in reduction of principal but may be applied in such proportions and priority as the Mortgagee, in its sole discretion, may elect (a) to the payment of principal, interest or other sums secured by this

Mortgage, or (b) to payment to the Mortgagor, in such manner and on such conditions as the Mortgagee may specify, for the sole purpose of altering, restoring or rebuilding any part of the Premises which may have been altered, damaged or destroyed as a result of any such taking or other action; that if, prior to the receipt by the Mortgagee of such award or compensation, the Premises shall have been sold on foreclosure of this Mortgage, the Mortgagee shall have the right to receive said award or compensation to the extent of any deficiency found to be due upon such sale, with interest thereon as provided in the Note, whether or not a deficiency judgment on this Mortgage shall have been sought or recovered or denied, together with reasonable counsel fees and the costs and disbursements incurred by the Mortgagee in connection with the collection of such award or compensation.

15. Mortgagee and any persons authorized by the Mortgagee shall have the right to enter and inspect the Premises at all reasonable times; and that if, at any time the management or maintenance of the Premises shall be determined by the Mortgagee to be unsatisfactory, the Mortgagor shall employ as managing agent of the Premises such person or firm as from time to time shall be approved by the Mortgagee. Mortgagor shall not enter into any agreement relating to the management or operation of the Premises without the express prior written consent of Mortgagee, which consent shall not be unreasonably withheld. If at any time Mortgagee consents to the appointment of a manager, such manager and Mortgagor shall, as a condition of Mortgagee's consent, execute an Assignment and Subordination of Management Agreement in the form then used by Mortgagee. If Mortgagor enters into an agreement relating to the operation and management of the Mortgaged Property approved by Mortgagee, Mortgagor shall maintain such agreement in full force and effect and timely perform all of Mortgagor's obligations thereunder and enforce performance of all obligations of the Manager thereunder, and not permit the termination or amendment of such subsequent agreement relating to the operation and management of the Mortgaged Property approved by Mortgagee, unless the prior written consent of Mortgagee is first obtained. Upon the occurrence of a default hereunder, or upon the occurrence of a default by the manager under any management agreement which is not cured within any applicable grace period, or if the manager becomes insolvent or if a bankruptcy filing is commence by or against the manager, then, in any such event, Mortgagor at Mortgagee's request made at any time while such event continues, shall terminate such management agreement and replace the manager with a manager approved by Mortgagee.

16. During the term of the Note, Mortgagor shall submit or cause to be submitted to Mortgagee, the following:

within sixty (60) days after Mortgagor's fiscal year end, annual financial statements for the Premises and the Mortgagor. The term financial statements as used herein shall include, but not be limited to, cash flow statements, statements of financial condition (detailed balance sheet), income and expense statements, and one year projections, dated and certified by Mortgagor within thirty (30) days of its delivery to Mortgagee;

within fifteen (15) days of filing, copies of Mortgagor's federal tax returns;

within sixty (60) days of any guarantor's fiscal year end, such guarantor's updated personal financial statements including detailed balance sheet, income statement, cash flow

statement, real estate cash flow statement and contingent liability schedule, which shall indicate no material adverse change from the statements provided during loan approval;

within fifteen (15) days after filing, copies of any guarantor's federal tax returns;

within ten (10) days after payment, evidence of payment of real estate taxes, insurance premiums, water and sewer charges as may be required by Mortgagee;

upon the Mortgagee's request, but not more than monthly, updated financial information for the Premises, including without limitation an income and expense statement, updated leasing status reports, operating statements and rent roll of the Premises certified by Mortgagor.

A late fee equal to 1/12 of 1% of the outstanding principal balance of the Loan which shall be paid by Mortgagor to Mortgagee for each thirty (30) day period in which Mortgagor fails to deliver to Mortgagee any of the above items.

17. Mortgagor hereby assigns to the Mortgagee, as further security for the payment of the Indebtedness secured hereby, the rents, issues and profits of the Premises, together with all leases and other documents evidencing such rents, issues and profits now or hereafter in effect and shall, upon demand, deliver to the Mortgagee an executed counterpart of each such lease or other document. Nothing contained in the foregoing sentence shall be construed to bind the Mortgagee to the performance of any of the covenants, conditions or provisions contained in any such lease or other document or otherwise to impose any obligation on the Mortgagee (including any liability under the covenant of quiet enjoyment contained in any lease in the event that any tenant shall have been joined as a party defendant in any action to foreclose this Mortgage and shall have been barred and foreclosed thereby of all right, title and interest and equity of redemption in the Premises), except that the Mortgagee shall be accountable for any money actually received pursuant to such assignment. The Mortgagor hereby further grants to the Mortgagee the right (a) to enter upon and take possession of the Premises for the purpose of collecting the said rents, issues and profits, (b) to dispossess by the usual summary proceedings any tenant defaulting in the payment thereof to the Mortgagee, (c) to let the Premises or any part thereof and (d) to apply the rents, issues and profits, after payment of all necessary charges and expenses, on account of the Indebtedness. Such assignment and grant shall continue in effect until the Indebtedness secured by this Mortgage is paid, the execution of this Mortgage constituting and evidencing the irrevocable consent of the Mortgagor to the entry upon and taking possession of the Premises by the Mortgagee pursuant to such grant, whether foreclosure has been instituted or not and without applying for a receiver. The Mortgagee, however, hereby waives the right to enter upon and take possession of the Premises for the purpose of collecting the rents, issues and profits, and the Mortgagor shall be entitled to collect and receive the same until the occurrence of a default by the Mortgagor under any of the covenants, conditions or agreements contained in this Mortgage. The Mortgagor agrees to hold in trust such rents, issues and profits for the payment of principal and interest becoming due on this Mortgage and in payment of taxes, assessments, water rates, sewer rents and carrying charges becoming due against the Premises. Such right of the Mortgagor to collect and receive the rents, issues and profits may be revoked by the Mortgagee upon any default by the Mortgagor hereunder or under the Note by giving written notice of such revocation served personally upon or sent by registered or certified mail to the record owner of the Premises. In the event of any default under this Mortgage, the Mortgagor will pay monthly in

advance to the Mortgagee, on its entry into possession pursuant to the foregoing grant, or to any receiver appointed to collect the rents, issues and profits, the fair and reasonable rental value for the use and occupation of the Premises or of such part thereof as may be in the possession of the Mortgagor, and upon default in any such payment will vacate and surrender the possession of the Premises or such part thereof, as the case may be, to the Mortgagee or to such receiver, and in default thereof, may be evicted by summary proceedings. If Mortgagor has assigned the leases and rents to Mortgagee by a separate assignment which has been recorded, the separate recorded assignment shall for all purposes, supersede the assignment set forth in this Article 17. In all other events, this Article shall prevail.

18. Mortgagor has no right or power, as against the Mortgagee without its consent, to cancel, abridge or otherwise modify the leases or subleases of the Premises or any of the terms, provisions or covenants thereof or to accept prepayments of installments of rent to become due thereunder, and the Mortgagor shall not do so without such consent, which shall not be unreasonably withheld. Upon notice and demand, the Mortgagor will, from time to time, execute, acknowledge and deliver or cause to be executed, acknowledged and delivered to the Mortgagee, in form satisfactory to the Mortgagee, one or more separate assignments (confirmatory of the general assignment provided in Article 17 hereof) of the lessor's interest in any lease or sublease now or hereafter affecting the whole or any part of the Premises restricting the Mortgagor's right or power, as against the Mortgagee, without its consent, to cancel, abridge or otherwise modify, or accept prepayments of installments of rent to become due under, any lease or sublease hereafter in existence, which is of the character described in the second sentence of this Article. The Mortgagor shall pay to the Mortgagee on demand any expenses incurred by the Mortgagee in connection with the preparation and recording of any such assignment or agreement. With respect to any lease referred to in this Article, or which at any time is covered by any such agreement or any such assignment of lessor's interest in such lease, the Mortgagor will (a) fulfill or perform each and every condition and covenant of the same to be fulfilled or performed by the landlord thereunder, (b) give prompt notice to the Mortgagee of any notice of default by the landlord thereunder received by the Mortgagor, together with a complete copy of any such notice and (c) enforce the performance or observance of each and every covenant and condition by the lessee thereunder to be performed or observed.

19. The whole of said principal sum and the interest shall become due at the option of the Mortgagee: (a) after default in the payment of any installment of principal or interest when due by the terms of the Note; or (b) after default in the payment of any tax, water rate, sewer rent, assessment or vault license fee after the same first becomes due and payable it being understood and agreed that an assessment which has been made payable in installments at the application of the Mortgagor or any lessee of the Premises shall nevertheless, for the purposes of this clause, be deemed due and payable in its entirety on the date the installment becomes due and payable or a lien; or if the Mortgagor, within thirty (30) days of written demand, fails to furnish the Mortgagee with receipted tax bills or other proof of payment of the aforesaid items by no later than the dates on which such items must be paid so as not to constitute a default hereunder; or (c) after default, after thirty (30) days' notice and demand, either in assigning and delivering the policies of insurance herein described or referred to, or in reimbursing the Mortgagee for premiums paid on such insurance, as hereinbefore provided; or (d) upon the actual or threatened waste, removal or demolition of any building or other property on the Premises, except as permitted by Article 3; or (e) upon assignment by the Mortgagor of the whole or any part of the

rents, issues or profits arising from the Premises to any person without the prior written consent of the Mortgagee, or if, without such written consent, the Mortgagor shall further encumber the Premises for debt; or (f) if the Premises and improvements thereon are not maintained in reasonably good condition and repair; or (g) after failure, beyond thirty (30) days of demand, to comply with any requirement or order or notice of violation of law or ordinance issued by any governmental department claiming jurisdiction over the Premises within the time set forth for compliance therein or as otherwise specified by the Mortgagee; or (h) if, on application of the Mortgagee, two or more fire insurance companies lawfully doing business in the State of New York refuse to issue policies insuring the buildings on the Premises; or (i) after thirty (30) days' notice to the Mortgagor, in the event of the passage of any law deducting from the value of land for the purposes of taxation any lien thereon, or changing in any way the taxation of mortgages or debts secured thereby for federal, state or local purposes or the manner of collecting such taxes, and imposing a tax either directly or indirectly, on this Mortgage or the Note; or (j) if the Mortgagor shall fail to make payment of any other sums (other than principal, interest, or the tax and insurance deposits which Mortgagee may require by virtue of Article 6(B) of this Mortgage, each of which are due on the first of each month without demand) required to be paid hereunder within fifteen (15) days after written notice; or (k) after default upon written request to furnish within thirty (30) days a statement of the amount due on this Mortgage and whether any offsets or defenses exist against the mortgage debt, as hereinbefore provided; or (l) after default, beyond thirty (30) days after written demand, in furnishing the financial statements and tax returns within the respective time periods provided in Article 16; or (m) if the Mortgagor shall fail to comply with any other covenants or conditions contained in this Mortgage or to cure any default which may be cured by the payment of money, and, except with respect to failure to pay money, such failure shall continue unremedied for more than thirty (30) days after written notice; or (n) if the Mortgagor (or any member, partner, or shareholder of the Mortgagor as the case may be) shall: (i) admit in writing its inability to pay its debts generally as they become due; (ii) file a petition in bankruptcy or a petition to take advantage of any insolvency act; (iii) consent to, or acquiesce in, the appointment of a receiver, liquidator or trustee of itself or of the whole or any substantial part of its properties or assets; (iv) file a petition or answer seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under the federal bankruptcy laws or any other applicable law; or (o)(i) if, without the consent or acquiescence of the Mortgagor, a court of competent jurisdiction shall enter an order, judgment or decree appointing a receiver, liquidator, or trustee of the Mortgagor or any member, partner or shareholder of the Mortgagor as the case may be, or of the whole or any substantial part of the property or assets of Mortgagor, and such order, judgment or decree shall remain unvacated, or not set aside, or unstayed for sixty (60) days, or (ii) if a petition shall be filed against Mortgagor seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the federal bankruptcy laws or any other applicable law, and Mortgagor shall not have moved to have the same dismissed within sixty (60) days, or (iii) if, under the provisions of any other law for the relief or aid of debtors, any court of competent jurisdiction shall assume custody or control of the Mortgagor or of the whole or any substantial part of any of its properties or assets, and such custody or control shall remain unterminated or unstayed for thirty (30) days; or (p) if judgment for the payment of money shall be rendered against the undersigned or any guarantor, any tax deficiency notice or lien by any governmental authority shall be filed against the undersigned or any guarantor, and the same shall not be effectively stayed and shall not be paid, bonded, released and discharged within sixty (60) days after entry;

or (q) if any representation, warranty or statement contained in any writing delivered to the Mortgagee prior to, simultaneously with or subsequent to the execution and delivery hereof shall prove to be incorrect in any material respect; or (r) if the Premises or any part thereof, or operating control or management thereof, are transferred or conveyed or if the Mortgagor shall sell or transfer all or substantially all of its interest in the Premises; or (s) if the Mortgagor shall cause or institute any proceeding for the dissolution or termination of the Mortgagor; or (t) if a default occurs under any mortgage which is a lien on the Premises or the mortgagee under any such mortgage commences a foreclosure action in connection with such mortgage; or (u) if the Mortgagor defaults under any other agreement with the Mortgagee relating to the Premises and made prior to, simultaneously with or subsequent to the execution and delivery of this Mortgage; or (v) if any interest in the Mortgagor (share, membership, or partnership) shall be sold, assigned, transferred, conveyed, mortgaged, pledged, hypothecated or alienated without the prior written consent of the Mortgagee, become subject to any lien, encumbrance, mortgage, pledge, charge or claim, other than as otherwise specifically set forth herein, irrespective of whether any such lien, encumbrance, mortgage, pledge, charge or claim was created voluntarily or otherwise; or (w) if Mortgagor fails to maintain the DSCR required by Article 37 herein; or (x) if Mortgagor defaults under the terms or conditions of any reserve agreement made by Mortgagor with Mortgagee in connection with the Loan, including, without limitation, the Principal, Interest and Tax Payment Reserve and Security Agreement, the Replacement Reserve and Security Agreement and the Deposit Reserve and Security Agreement.

20. Upon the occurrence and during the continuance of any default hereunder or under the Note, the Mortgagee may, in addition to any rights or remedies available to it hereunder and under the Note, take such action, without notice or demand or further stay, any law, usage or custom to the contrary notwithstanding, unless otherwise expressly provided for herein, as it deems advisable to protect and enforce its rights against the Mortgagor and in and to the Premises, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as the Mortgagee may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of the Mortgagee: (a) declare the entire unpaid Indebtedness to be immediately due and payable; or (b) enter into or upon the Premises, either personally or by its agents, nominees or attorneys and dispossess the Mortgagor and its agents and servants therefrom, and thereupon the Mortgagee may (i) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Premises and conduct the business thereat; (ii) complete any construction on the Premises in such manner and form as the Mortgagee deems advisable; (iii) make alterations, additions, renewals, replacements and improvements to or on the Premises; (iv) exercise all rights and powers of the Mortgagor with respect to the Premises, whether in the name of the Mortgagor or otherwise, including, without limitation, the right to make, cancel, enforce or modify leases, obtain and evict tenants, and demand, sue for, collect and receive all earnings, revenues, rents, issues, profits and other income of the Premises and every part thereof; and (v) apply the receipts from the Premises to the payment of the Indebtedness, after deducting therefrom all expenses (including reasonable attorneys' fees) incurred in connection with the aforesaid operations and all amounts necessary to pay the taxes, assessments, insurance and other charges in connection with the Premises, as well as just compensation for the services of the Mortgagee, its counsel, agents and employees; or (c) institute proceedings for the complete foreclosure of this Mortgage in which case the Premises may be sold for cash or credit in one or more parcels; or (d) with or without entry and, to the extent permitted, and pursuant to the

procedures provided by applicable law, institute proceedings for the partial foreclosure of this Mortgage for the portion of the Indebtedness then due and payable, subject to the lien of this Mortgage continuing unimpaired and without loss of priority so as to secure the balance of the Indebtedness not then due; or (e) sell the Premises or any part thereof and all estate, claim, demand, right, title and interest of the Mortgagor therein and rights of redemption thereof, pursuant to power of sale pursuant to any procedures provided by applicable law, at one or more sales, in whole or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law, and in the event of a sale by foreclosure or otherwise, of less than all of the Premises, this Mortgage shall continue as a lien on the remaining portion of the Premises; or (f) institute an action, suit or proceeding in equity for the specific performance of any covenants, condition or agreement contained herein or in the Note; or (g) recover judgment on the Note either before, during or after or in lieu of any proceedings for the enforcement of this Mortgage; or (h) apply for the appointment of a custodian, trustee, receiver, liquidator or conservator of the Premises, without regard for the adequacy of the security for the Indebtedness and without regard for the solvency of the Mortgagor or of any person, firm or other entity liable for the payment of the Indebtedness to which appointment the Mortgagor does hereby consent without notice; or (i) pursue such other remedies as the Mortgagee may have under applicable law. Mortgagor hereby irrevocably waives the right to raise any defense or declare bankruptcy or require its consent to a foreclosure or otherwise with respect to Mortgagee's exercise of any such rights or remedies.

21. Mortgagor will, in compliance with Section 13 of the Lien Law, receive the advances secured hereby and will hold the right to receive such advances as a trust fund to be applied first for the purpose of paying the cost of improvement and will apply the same first to the payment of the cost of improvement before using any part of the total of the same for any other purpose.

22. Any failure by the Mortgagee to insist upon the strict performance by the Mortgagor of any of the terms and provisions hereof shall not be deemed to be a waiver of any of such terms and provisions, and the Mortgagee, notwithstanding any such failure, shall have the right hereafter to insist upon the strict performance by the Mortgagor of any and all of the terms and provisions of this Mortgage to be performed by the Mortgagor; that neither the Mortgagor nor any other person now or hereafter obligated for the payment of the whole or any part of the sums now or hereafter secured by this Mortgage shall be relieved of such obligation by reason of the failure of the Mortgagee to comply with any request of the Mortgagor, or of any other person so obligated, to take action to foreclose this Mortgage or otherwise enforce any of the provisions of this Mortgage or any obligations secured by this Mortgage, or by reason of the release, regardless of consideration, of the whole or any part of the security held for the Indebtedness secured by this Mortgage, or by reason of any agreement or stipulation between any subsequent owner or owners of the Premises and the Mortgagee extending the time of payment or modifying the terms of the Note or this Mortgage without first having obtained the consent of the Mortgagor or such other person, and in the latter event the Mortgagor and all such other persons shall continue to be liable to make such payments according to the terms of any such agreement of extension or modification unless expressly released and discharged in writing by the Mortgagee; that regardless of consideration, and without the necessity for any notice to or consent by the holder of any subordinate lien on the Premises, the Mortgagee may release the obligation of anyone at any time liable for any of the Indebtedness secured by this Mortgage or any part of the security held for the Indebtedness without, as to the security or the remainder

thereof, in any way impairing or affecting the lien hereof or the priority thereof over any subordinate encumbrance; and that the Mortgagee may resort for the payment of the Indebtedness secured hereby to any other security therefor held by the Mortgagee in such order and manner as the Mortgagee may elect.

23. If at any time the United States of America, any state thereof or any governmental subdivision of such state, having jurisdiction, shall require internal revenue stamps to be affixed to the Note, or other tax paid on or in connection therewith, the Mortgagor will pay the same with any interest or penalties imposed in connection therewith.

24. Whether or not the Mortgagor and the Mortgagee shall respectively become debtor and secured party named in any Uniform Commercial Code Financing Statement affecting the Building Equipment or other property referred to or described herein, this Mortgage shall constitute and be deemed a Security Agreement as defined in the Uniform Commercial Code of the State of New York, and the remedies for any violation of the covenants, terms, conditions and agreements herein contained shall be (a) as prescribed herein, (b) by law, or (c) as to such part of the security which is also reflected in the Financing Statement referred to above, by the specific statutory consequences now or hereafter enacted and specified in said Uniform Commercial Code, all at the Mortgagee's sole election. The filing of such a Financing Statement in the records normally having to do with personal property shall never be construed as in any way derogating from or impairing this declaration and hereby stated intention of the parties hereto that all items of Building Equipment and other property used in connection with the production of income from the Premises (furniture only excepted) or adapted for use therein and which are described or reflected in this Mortgage are, and at all times and for all purposes and in all proceedings, both legal and equitable, shall be, regarded as part of the real estate, irrespective of whether or not (i) any such item is physically attached to the improvements, (ii) serial numbers are used for the better identification of certain equipment items capable of being thus identified in a recital contained herein or in any list filed with the Mortgagee, or (iii) any such item is referred to or reflected in any such Financing Statement so filed at any time. Similarly, the mention in any such Financing Statement of (1) the rights in or the proceeds of any fire or hazard insurance policy, (2) any award in eminent domain proceedings for a taking or for loss of value, or (3) the debtor's interest as lessor in any present or future lease or rights to income growing out of the use or occupancy of the Premises, whether pursuant to a lease or otherwise, shall never be construed as in any way altering any of the rights of the Mortgagee as determined by this instrument or impugning the priority of the Mortgagee's lien granted hereby or by any other recorded document, but such mention in the Financing Statement is declared to be for the protection of the Mortgagee in the event any court or judge shall at any time hold with respect to (1), (2) or (3) that notice of the Mortgagee's priority of interest, to be effective against a particular class of persons, including the Federal government and any subdivision or entity of the Federal government, must be filed in the Uniform Commercial Code records. The Mortgagor hereby authorizes the Mortgagee, without the signature of the Mortgagor, to execute and file Financing Statements if the Mortgagee shall determine that such are necessary or advisable in order to perfect its security interest in any fixtures, chattels or articles of personal property covered by this Mortgage, and the Mortgagor shall pay to the Mortgagee on demand any expenses incurred by the Mortgagee in connection with the preparation, execution and filing of such statements and any continuation statements that may be filed by the Mortgagee.

25. Mortgagor will not at any time insist upon or plead or in any manner whatever claim or take any benefit or advantage of any stay or extension or moratorium law, any exemption from execution of sale of the Premises or any part thereof, wherever enacted, nor or at any time hereafter in force, which may affect the covenants and terms of performance of this Mortgage, nor claim, take or insist upon any benefit or advantage of any law now or hereafter in force providing for the valuation or appraisal of the Premises, or any part thereof, prior to any sale or sales thereof which may be made pursuant to any provision herein, or pursuant to the decree, judgment or order of any court of competent jurisdiction; nor will the Mortgagor, after any such sale or sales, claim or exercise any right under any statute heretofore or hereafter enacted to redeem the property so sold or any part thereof; and the Mortgagor hereby expressly waives all benefit or advantage of any such law or laws and covenants not to hinder, delay or impede the execution of any power herein granted or delegated to the Mortgagee, but to suffer and permit the execution of every power as though no such law or laws had been made or enacted. The Mortgagor, for itself and all who may claim under it, waives, to the extent that it lawfully may do so, all right to have the Premises marshaled upon any foreclosure hereof.

26. If Mortgagor hereafter consists of more than one party, such parties shall be jointly and severally liable under any and all obligations, covenants and agreements of the Mortgagor contained herein.

27. Mortgagor (a) shall keep this Mortgage a valid first mortgage upon the Premises; and (b) shall not at any time allow to accrue or exist any debt, lien or charge which would be prior to the lien of this Mortgage upon any part of the Premises; (c) shall not at any time create or allow to accrue or exist any debt, lien or charge which would be on a parity with or subordinate to the lien of this Mortgage upon any part of the Premises; and (d) shall not cause or permit the lien of this Mortgage to be diminished or impaired in any way.

28. Wherever used in this Mortgage, unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, the word "lease" shall mean "tenancy, subtenancy, lease or sublease", the word "Mortgagor" shall mean "Mortgagor and any subsequent owner or owners of the Premises", the word "Mortgagee" shall mean "Mortgagee or any subsequent holder or holders of this Mortgage", the word "person" shall mean "an individual, corporation, partnership or unincorporated association", and the word "Premises" shall include the real estate hereinbefore described, together with all Building Equipment, insurance awards or proceeds, condemnation awards and any other rights or property interests at any time made subject to the lien of this Mortgage by the terms hereof. Whenever the circumstances or the context of this Mortgage so requires, the singular shall be construed as the plural, the masculine as the feminine (or the neuter), and vice versa.

29. If any payment required hereunder or under any contract, instrument and other document required hereby, or at any time hereafter delivered to Mortgagee in connection herewith, is not paid within ten (10) days following the date it becomes due, Mortgagor shall pay a late charge equal to five percent (5.0%) of the amount of such unpaid payment.

30. If (a)(i) any installment under the Note or (ii) any payment due under this Mortgage, remains past due for ten (10) days or more, or (b) any other default occurs under the Note or this Mortgage which is not cured within thirty (30) days after written notice thereof then in such

event the outstanding principal balance of the Note shall bear interest during the period in which the Mortgagor is in default, or subsequent to the Maturity Date (as defined in the Note), or any extension thereof in accordance with the terms herein, at a rate of twenty-four (24%) percent per annum (the "**Default Rate**"), or, if such increased rate of interest may not be collected from the Mortgagor under applicable law, then at the maximum increased rate of interest, if any, which may be collected from the Mortgagor under applicable law. If the default cannot be cured within thirty (30) days Mortgagor shall not be in default if Mortgagor commences to cure the default within thirty (30) days and diligently and in good faith prosecutes the cure until completion. If any holder of the Note at any time pays or advances any monies to protect the security of this Mortgage, or any lease or other collateral securing the Note or any guaranty thereof, interest thereon shall accrue and be payable at the rate of twenty four (24%) percent annually and the Mortgagor agrees to repay the monies so paid or advanced with interest as aforesaid on demand and the same shall be added to the Indebtedness.

31. If Mortgagee shall receive from or on behalf of the Mortgagor any sum less than the full amount then due and payable, the Mortgagee may, but shall not be obligated to, accept the same (regardless of any endorsement or condition expressed by Mortgagor with respect to such partial payment) and if it elects to accept any such payment, it may hold the same or any part thereof, without liability for interest, in a special account and it may from time to time apply the same or any part thereof to the Indebtedness or to the payment of any taxes, assessments, sewer or water charges or insurance premiums desirable to maintain the lien of this Mortgage or to any expenses, including costs and attorneys' fees and disbursements, incurred by the Mortgagee in attempting to collect any amount owing on the Indebtedness and in bringing foreclosure proceedings with respect to this Mortgage.

32. Any entity, company or individual retained or employed by the Mortgagor to manage the Premises will not be so retained or employed unless the Mortgagee's prior written approval has first been obtained, not to be withheld in bad faith.

33. This Mortgage may not be changed or terminated orally. The covenants contained in this Mortgage shall run with the land and bind the Mortgagor, the heirs, personal representatives, successors and assigns of the Mortgagor and all subsequent encumbrances, tenants and subtenants of the Premises and shall inure to the benefit of the Mortgagee, the successors and assigns of the Mortgagee.

34. Mortgagor shall pay all costs, charges and taxes in connection with the recording of this Mortgage, including mortgage tax and any interest and penalties thereon, and all premiums and other charges relating to the issuance of a title insurance policy in favor of the Mortgagee insuring the lien and priority of this Mortgage as provided herein.

For purposes of this Article 35, the following shall be defined terms:

(a) "Environmental" means any surface or subsurface water, water vapor, surface or subsurface land, air, fish, wildlife, microorganisms and all other natural resources.

(b) "Environmental Law" means by law, ordinance, rule, regulation or requirement, issued by any federal, state or local governmental or quasi-governmental authority, whether now

existing or hereinafter enacted, and any judicial or administrative interpretations thereof, regulating the disposal, distribution, generation, handling, manufacture, possession, processing, production, sale, storage, transport, treatment or use of Hazardous Substances or relating to the protection of the Environment.

(c) "Environmental Permits" mean all permits, licenses, approvals, authorizations, consents or registrations required by any applicable Environmental Law in connection with the ownership, use and/or operation of the Premises, including without limitation, those required for the disposal, distribution, generation, handling, manufacture, possession, processing, production, sale, storage, treatment, transport or use of Hazardous Substances.

(d) "Hazardous Substance" means any material whatsoever, which is or may potentially be harmful to the health or safety of human or animal life or vegetation, regardless of whether such material be found on or below the surface of the ground, in any surface or underground water, airborne in ambient air or in the air inside of any structure built or located upon or below the surface of the ground, or in any machinery, equipment or inventory located or used in any such structure, including but not limited to all hazardous substances, hazardous materials, hazardous wastes, toxic substances, infectious wastes, imminently hazardous substances, pollutants and contaminants as may be from time to time defined, listed, identified, designed, or classified as such under any Environmental Law regardless of the quantity of any such material.

(e) "Release" means any discharging, disposing, emitting, leaking, pumping, pouring, emptying, injecting, escaping, leaching, dumping or spilling of any Hazardous Substance in to the environment (including the abandonment or discharging of barrels, containers, and other closed receptacles).

A. The following representations and warranties shall be a supplement to, and not to the exclusion of, the representations and warranties as set forth in the Mortgage:

Neither the Mortgagor, any existing or prior tenant of the Premises, any prior owner thereof nor any other person is the subject of any civil or criminal investigation or enforcement proceeding, whether administrative or judicial, respecting:

any hazardous substance or threat of a Release on or affecting the Premises; or

any violation of Environmental Law by the Mortgagor, any existing or prior tenant of the premises, any prior owner thereof or any other person with respect to or affecting the Premises.

2. No litigation involving the Premises is pending against the Mortgagor, any existing or prior tenant of the Premises, any prior owner thereof or any other person in any way related to any of the aforementioned persons, or to the best of the Mortgagor's knowledge is, any such litigation threatened, which seeks to enjoin, remove or remediate a Release or violation of any Environmental Law or for any injury to any person, property, animal life or vegetation caused by a Hazardous Substance or which seeks to remove or remediate a Hazardous Substance.

3. Neither the Mortgagor, any tenant of the Premises nor any other person has received any notice from any governmental or quasi-governmental agency with respect to any Hazardous Substance on or affecting the Premises or any violation of Environmental Law with respect to or affecting the Premises.

4. The Mortgagor has no knowledge of any environmental condition on or affecting the Premises which is not set forth in the report prepared by the environmental consultant (the "**Consultant**") prior to the closing of the loan secured by this Mortgage.

5. The Premises are not currently used, nor have they been used in the past, by the Mortgagor, prior owners, tenants or prior tenants, or any other person in any way related to any of the aforementioned persons, or in violation of any Environmental Law or which could give rise to liability for Hazardous Substances, nor do conditions exist on or affect the Premises which could violate any such law or give rise to such liability.

6. There has not been a Release on or affecting the Premises nor is there presently the threat of such Release and;

7. The Mortgagor and all tenants of the Premises are in compliance with all Environmental Laws and Environmental Permits affecting the Premises.

B. The following covenants shall be a supplement to, and not to the exclusion of, the covenants as set forth in the Mortgage:

The Mortgagor shall not use or permit the use of the Premises in a manner that would violate any Environmental Law or give rise to the liability for Hazardous Substances, nor shall the Mortgagor cause or permit conditions to exist on or affect the Premises which would violate any such law or give rise to such liability.

The Mortgagor shall not permit any federal, state or local environmental lien to be levied against the Premises, even if such lien is subordinate to the lien of the Mortgage, as modified herein.

The Mortgagor shall provide the Mortgagee with copies of any communications with or notices from any governmental or quasi-governmental authority alleging or responding to an allegation that the Premises are not in compliance with any Environmental Law, within (5) days of the Mortgagor's receipt or sending thereof.

The Mortgagor and all tenants of the Premises shall possess all required Environmental Permits and shall be in compliance with such permits.

There shall be no threat of a Release on or affecting the Premises.

Mortgagor shall, at the request of the Mortgagee, obtain and maintain in force such policies of environmental impairment liability insurance or other policies of insurance insuring against loss on account of such environmentally related risks in such amounts as the Mortgagee shall deem reasonably necessary. Such policies shall be written by insurance companies which are approved by the Mortgagee and are qualified to do

business in the State of New York. If the Mortgagor fails to procure such insurance after request by the Mortgagee, the Mortgagee may procure the same and add the cost to the Indebtedness secured by this Mortgage, which shall bear interest at the rate set forth in the Note.

No asbestos shall exist on the Premises in any form, condition or quantity, except as set forth in the assessment(s) prepared by the Consultant (provided that applicable Environmental laws, as may exist from time to time do not prohibit the existence of the asbestos in such form, condition or quantity).

The Mortgagor and all tenants of the Premises shall at all times be in compliance with the terms of any asbestos monitoring plan prescribed by the Consultant. Pre-existing non-friable asbestos may not be exposed to conditions under which there is a reasonable likelihood that the asbestos or its covering will become damaged, deteriorated, delaminated or any other conditions under which the asbestos could become friable.

The Mortgagor and all tenants of the Premise shall comply with any obligations they may have under any Environmental Law affecting the Premises, including but not limited to, reporting requirements.

The Mortgagor shall provide the Mortgagee with a copy of any environmental assessment of the Premises which the Mortgagor may obtain, within (10) days of the date the Mortgagor receives the assessment.

A breach of any of the representations and warranties or covenants contained in A or B above shall constitute a default under this Mortgage, entitling the Mortgagee to all rights and remedies set forth in this Mortgage, as modified or supplemented herein. Notwithstanding anything contained in this Mortgage, Mortgagor shall not possess a right to cure a default of a breach of any representations and warranties or covenants contained in A or B above.

C. The following shall be a supplement to, and not to the exclusion of, the rights and remedies of the Mortgagee:

The Mortgagee may cause to be conducted environmental assessments of the Premises and surrounding areas from time to time until the loan secured by the Mortgage, as same may from time to time be modified, shall be repaid in full, as the Mortgagee deems necessary in its sole and absolute discretion, such audits and tests to be performed by an environmental consultant chosen by the Mortgagee. The Mortgagor shall pay to the Mortgagee on demand the costs of such audits or tests. Any such environmental assessments shall be considered the property of the Mortgagee, and the Mortgagee shall owe no duty of confidentiality to the Mortgagor with respects to the contents thereof. It is hereby acknowledged by the Mortgagor that the Mortgagee shall not vouch for or assume any responsibility for the scope of detail, contents or accuracy of such environmental assessment, and neither the Mortgagor nor any other party shall have any recourse to or claim against the Mortgagee for any act of omission or commission of the environmental consultant. The Mortgagor shall fully cooperate with the environmental consultant, in its preparation of the assessment, including, but not limited to, responding

to questions of the consultant, providing the consultant with unlimited access at reasonable times to the Premises, the books and records of the Mortgagor, and employees of the Mortgagor, and the Mortgagor shall cause all tenants of the Premises to do the same. The Mortgagee may, from time to time at the sole cost and expense of the Mortgagor, procure the opinion of an attorney competent in environmental law when the Mortgagee believes such an opinion to be reasonably necessary, respecting the environmental condition of the Premises and the terms, conditions, sufficiency of, compliance with the transferability of all of existing and/or required Environmental Permits.

The Mortgagee shall have the right to require from time to time, a certification by the Mortgagor and any tenants of the Premises that there has been no change in the environmental condition of the Premises. If there has been an asbestos monitoring plan prescribed by any consultant, the Mortgagor agrees from time to time at the request of the Mortgagee, to show evidence of compliance therewith.

The Mortgagor shall fully indemnify and hold the Mortgagee, its successors and/or assigns harmless against:

(a) Any third party claims involving Hazardous Substances, Releases on or affecting the Premises or violation of Environmental Laws in any way related to the Mortgagor or the Premises and;

(b) Any fines, penalty, payments, reasonable attorney's fees, sums paid in connection with any judicial or administrative investigation or proceedings, costs of clean-up assessed by a governmental or quasi-governmental agency and similar expenditures, that relate in any way to the Mortgagor or the Premises, without regard to whether the Mortgagor would have ultimately been responsible for such third party claims, fines, payments, fees, sums or costs. Any amounts which the Mortgagor must pay to the Mortgagee under this paragraph are payable upon demand and if unpaid, shall bear interest per annum at the Default Rate set forth in Article 30 and such amounts, with interest, shall be added to the Indebtedness secured hereby and shall be secured by this Mortgage.

36. Mortgagor shall hold the Mortgagee harmless form all brokerage claims, if any, which may be made in connection with this transaction, and under no circumstances is the Mortgagee to be liable in any way for any brokerage fees or commissions. At the closing of this Loan the Mortgagor shall pay all and any commission and/or compensation due its authorized broker.

37. Mortgagor shall maintain a Debt Service Coverage Ratio ("**DSCR**") of not less than 1.20 to 1.0 on a 30-year amortizing basis at all times based upon the most recent appraisal. "Debt Service Coverage Ratio" means Net Operating Income of the Premises for the period in question divided by the aggregate principal and interest payable on the Loan for the same period. "Net Operating Income" means all actual income from the Premises minus all operating expenses.

38. This Mortgage shall be construed and enforced in accordance with the laws of the State of New York.

38. Provided there is no default or event of default hereunder or under the Note, upon payment of this Mortgage and the Note secured hereby in full (including any prepayment fee, if applicable), and upon written request of Mortgagor, Mortgagee will deliver an assignment of this Mortgage in lieu of a satisfaction, which assignment will be without representation, warranty, or recourse by or to Mortgagee in any event or for any reason whatsoever. Mortgagor agrees to pay to Mortgagee a fee in the amount of $2,500 as an assignment and processing fee, in addition to the reasonable fees and disbursements of Mortgagee's counsel for preparation of such assignment and attendance at any closing.

39. The covenants and conditions in this Mortgage shall be construed as affording to Mortgagee rights additional to, and not exclusive of, the rights conferred under the provisions of New York Real Property Law Section 254. Subsection "4," covering the use and application of casualty or flood insurance proceeds New York Real Property Law Section 254 shall, however, not apply to this Mortgage and the rights and obligations of the parties to this Mortgage: Any inconsistency between this Mortgage and Real Property Law Section 254 shall be resolved in favor of this Mortgage.

40. Reference is hereby made to Article 14 of the Real Property Actions and Proceedings Law of the State of New York, as the same may be amended from time to time, for purposes of obtaining for Mortgagee the benefit of said Article in connection with Mortgagee's rights with respect to foreclosure of this Mortgage by power of sale.

41. This Mortgage constitutes a security agreement under the Uniform Commercial Code, as amended, of the State of New York and shall be deemed to constitute a fixture financing statement. Mortgagor hereby grants to Mortgagee a security interest in the personal and other property (in addition to the real property) included in the Premises, and all replacements of, substitutions for, and additions to, such property, and the proceeds thereof.

42. MORTGAGOR REPRESENTS THAT THIS MORTGAGE DOES NOT ENCUMBER REAL PROPERTY PRINCIPALLY IMPROVED OR TO BE IMPROVED BY ONE OR MORE STRUCTURES CONTAINING IN THE AGGREGATE NOT MORE THAN 6 RESIDENTIAL DWELLING UNITS, EACH HAVING ITS OWN SEPARATE COOKING FACILITIES.

43. THE MAXIMUM AMOUNT OF PRINCIPAL INDEBTEDNESS SECURED BY THIS MORTGAGE at execution or which under any contingency may become secured hereby at any time hereafter is the sum of $14,500,000.00 plus all amounts expended by Mortgagee following a default hereunder and all legal costs or expenses of collection of the debt secured hereby or of the defense or prosecution of the rights and lien created by this Mortgage.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned Mortgagor has executed this Mortgage and Security Agreement as of the day and year first written above.

2520 TILDEN FEE, LLC,
a Delaware limited liability company

By: United 2520 Tilden, LLC,
a Delaware limited liability company,
its sole member

By: United Realty Capital Operating Partnership, L.P.,
a Delaware limited partnership,
its managing member

By: United Realty Trust Incorporated,
a Maryland corporation,
its general partner

By: ______________________ CEO
Name: Jacob Frydman
Title: CEO

STATE OF NEW YORK)
) ss.:
COUNTY OF NEW YORK)

On March 29, 2013, before me personally appeared Jacob Frydman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

____
Notary Public

DAVID HARTY
Notary Public, State of New York
No. 02HA6085483
Qualified in New York County
Commission Expires December 30, 2014

SCHEDULE A – DESCRIPTION

All that certain plot, piece or parcel of land situate, lying and being in the Borough of Brooklyn, County of Kings, State of New York bounded and described as follows:

BEGINNING at a point on the southerly side of Tilden Avenue (70 feet wide), distant 100 feet westerly from the corner formed by the intersection of the southerly side of Tilden Avenue and the westerly side of Veronica Place (50 feet wide);

RUNNING THENCE westerly along the southerly side of Tilden Avenue, 112.72 feet;

THENCE southerly forming an interior right angle, 100 feet;

THENCE westerly forming an exterior right angle, 37.58 feet;

THENCE southerly forming an interior right angle, 100 feet;

THENCE easterly forming an interior right angle, 75.14 feet;

THENCE southerly forming an exterior right angle, 100 feet;

THENCE easterly forming an interior right angle, 75.00 feet deed (75.16 tax map);

THENCE northerly forming an interior right angle, 45 feet;

THENCE easterly forming an exterior right angle, 100 feet to the westerly side of Veronica Place;

THENCE northerly along the westerly side of Veronica Place, 10 feet;

THENCE westerly at right angles to Veronica Place, 100 feet;

THENCE northerly forming an exterior right angle 245 feet to the southerly side of Tilden Avenue to the point or place of BEGINNING.

Note: Address, Block & Lot shown for informational purposes only

Designated as Block 5136, Lot 8 and also known as 2520 Tilden Avenue.

AFFIDAVIT PURSUANT TO
TAX LAW SECTION 255

(Consolidated, Amended and Restated Mortgage and Assignment of Rents and Leases)

STATE OF NEW YORK)
) ss.:
COUNTY OF NEW YORK)

The undersigned, being duly sworn, deposes and says:

1. He is the Chief Executive Officer of United Realty Trust Incorporated, a Maryland corporation, which corporation is general partner of United Realty Capital Operating Partnership, L.P., a Delaware limited partnership, which limited partnership is managing member of United 2520 Tilden, LLC, a Delaware limited liability company, which limited liability company is the sole member of 2520 TILDEN FEE, LLC, a Delaware limited liability company, ("**Mortgagor**"), in connection with certain mortgage loan(s) being made as of the date hereof by DORAL BANK, ("**Mortgagee**") to Mortgagor.

2. Mortgagee is the holder of those certain mortgages described on Exhibit A in the aggregate principal amount of $14,500,000.00 and interest (the "**Mortgage**"), upon which all applicable mortgage recording taxes due were paid when the Mortgage was recorded. The current outstanding principal balance of which is $14,500,000.00.

3. The Consolidated, Amended and Restated Mortgage and Assignment of Rents and Leases (the "**Consolidation Agreement**") herewith tendered for recording is given for the purpose of further securing the same principal indebtedness of $14,500,000.00, and such Consolidation Agreement does not create or secure any new or further indebtedness or obligation other than the principal indebtedness of $14,500,000.00 secured by the Mortgage.

WHEREFORE, deponent respectfully requests that the Consolidation Agreement tendered herewith for recording be declared exempt from taxation pursuant to the provisions of Section 255 of Article 11 of the Tax Law of the State of New York.

[Signature Page Follows]

WHEREFORE, deponent respectfully requests that the Consolidation Agreement tendered herewith for recording be declared exempt from taxation pursuant to the provisions of Section 255 of Article 11 of the Tax Law of the State of New York.

Name: Jacob Frydman
Title: Chief Executive Officer

Sworn to before me this

29 day of March, 2013

Notary Public

DAVID HARTY
Notary Public, State of New York
No. 02HA6085483
Qualified in New York County
Commission Expires December 30, 2014

EXHIBIT A

MORTGAGE

(i) Mortgage dated April 28, 2004 made by Tilden LLC to Builders Bank in the principal sum of $8,000,000.00 and recorded on July 4, 2004 in the City Register's Office of New York, Kings County in CRFN 2004000385176; **Mortgage Tax Paid $220,000.00**

Which Mortgage was further modified by a Modification and Extension Agreement dated March 10, 2006 and recorded in the City Register's Office of New York, Kings County on April 25, 2006 in CRFN 2006000230176;

(ii) Mortgage dated March 10, 2006 made by Tilden LLC to Builders Bank in the principal sum of $2,000,000.00 and recorded on April 25, 2006 in the City Register's Office of New York, Kings County in CRFN 2006000230175; **Mortgage Tax Paid $56,000.00**

Which Mortgage (i) and Mortgage (ii) were further modified by a Modification and Extension Agreement dated January 11, 2007 and recorded in the City Register's Office of New York, Kings County, on March 23, 2007 in CRFN 2007000153732;

Which Mortgage (i) was assigned to Banco Popular North America by an Assignment of Mortgage dated December 19, 2007 and recorded in the City Register's Office of New York, Kings County on April 16, 2008 in CRFN 2008000152116;

Which Mortgage (ii) was assigned to Banco Popular North America by an Assignment of Mortgage dated December 19, 2007 and recorded in the City Register's Office of New York, Kings County on April 16, 2008 in CRFN 2008000152114;

(iii) Mortgage dated January 11, 2007 made by Tilden LLC to Builders Bank in the principal sum of $3,000,000.00 and recorded on January 24, 2007 in the City Register's Office of New York, Kings County, in CRFN 2007000042936; **Mortgage Tax Paid $84,000.00**

Which Mortgage was assigned to Banco Popular North America by an Assignment of Mortgage dated December 19, 2007 and recorded in the City Register's Office of New York, Kings County on April 16, 2008 in CRFN 2008000152115;

(iv) Mortgage dated December 21, 2007 made by Tilden LLC to Banco Popular North America in the principal sum of $2,300,000.00 and recorded April 16, 2008 in the City Register's Office of New York, Kings County, in CRFN 2008000152118; **Mortgage Tax Paid $64,400.00**

Which Mortgage (i), Mortgage (ii), Mortgage (iii) and Mortgage (iv) were consolidated by a Consolidation Modification and Extension Agreement dated December 21, 2007 and recorded in the City Register's Office of New York, Kings County on April 16, 2008, in CRFN 2008000152119 to form a single lien in the amount of $15,300,000.00

Said Consolidation Modification and Extension Agreement was assigned to Doral Bank by Banco Popular North America by Assignment of Mortgage on or about the date hereof, and to be duly recorded in the City Register's Office of New York, Kings County.

(v) Gap Mortgage and Security Agreement dated the date hereof granted by 2520 TILDEN FEE, LLC to Doral Bank in the amount of $3,553,739.49 with interest thereon to be duly recorded in the City

Register's Office of New York, Kings County. **(Mortgage Tax being paid simultaneously with the recordation of the Consolidation Agreement.)**